SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant  |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|X| Preliminary proxy statement             |_| Confidential, for Use of the
                                                Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
|_| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             TYCO INTERNATIONAL LTD.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  |X|  No fee required.
  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

  |_|  Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

LOGO
                                                                      o o, 1998
Dear Shareholder,

I am pleased to invite you to attend our 1998 Annual General Meeting of Shareholders, which will be held at 9:30 a.m., Bermuda time, on March 26, 1998, at Marriott's Castle Harbor Resort, 2 South Road, St. George, SN 02, Bermuda.

As discussed in the accompanying proxy statement, you will be asked at the Annual General Meeting to re-elect the Board of Directors, re-appoint the Company's auditors, approve the conversion of 3,750,000 of the Company's preference shares into common shares and approve an increase of the Company's authorized share capital by the creation of an additional 750,000,000 common shares. You will also be asked at the meeting to consider and approve the adoption of new Bye-Laws for the Company. The new Bye-Laws are designed to conform the Company's Bye-Laws to current corporate practice and to reflect changes in Bermudian law since the adoption of the existing Bye-Laws.

As I wrote to you on December 15, 1997, we will actually be holding two annual general meetings on March 26. In order to comply with the requirements of Bermudian law, at 9:00 a.m., we will first be holding the 1997 annual general meeting that was adjourned from December 30, 1997. Immediately following, we will be holding the 1998 annual general meeting, at which we will consider the matters that I mentioned above. The accompanying notices of meeting enumerate the matters to be brought before each of the two meetings and the accompanying proxy statement discusses these matters in detail.

Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, please sign, date and return the enclosed proxy card at your earliest convenience.

Thank you for your cooperation.

                                          Yours sincerely,

                                          /s/L. Dennis Kozlowski
                                          ------------------------------------
                                          L. Dennis Kozlowski
                                          Chairman and Chief Executive Officer








         the gibbons building, 10 queen street, hamilton, hm 11, bermuda incorporated in bermuda with limited liability

NOTICE OF ADJOURNED 1997 ANNUAL GENERAL MEETING OF SHAREHOLDERS

                             TYCO INTERNATIONAL LTD.
                (Incorporated in Bermuda with limited liability)

Notice is hereby given that the adjourned 1997 Annual General Meeting of Tyco International Ltd. (the "Company") will be held on March 26, 1998 at 9.00 a.m., local time, at Marriott's Castle Harbor Resort, 2 South Road, St. George, SN 02, Bermuda for the following purposes:

1.       to re-elect the Board of Directors of the Company;

2.       to  re-appoint  Coopers & Lybrand as the  independent  auditors  of the
         Company  and  to  authorize   the   directors  to  fix  the   auditors'
         remuneration; and

3. to receive the Company's audited consolidated financial statements for the year ended December 31, 1996.

The 1997 Annual General Meeting was originally convened for December 30, 1997 but was adjourned without consideration of any of the above business. All holders of record of the Company's common shares at the close of business on January 28, 1998, which has been fixed as the record date for notice of the adjourned meeting, are entitled to notice of the meeting. All holders of record of the Company's common shares on the date of the meeting will be entitled to attend, and to vote at, the meeting.

The audited consolidated financial statements of the Company (then called ADT Limited) for the year ended December 31, 1996 have been provided or made available to shareholders.

Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy to ensure that your shares are represented at the meeting. Shareholders who attend the meeting may vote their shares personally, even though they have sent in proxies.

By Order of the Board of Directors,

John D. Campbell, Secretary
The Gibbons Building
10 Queen Street
Hamilton, HM 11
Bermuda

o o, 1998

IMPORTANT: Please sign, date and return the enclosed proxy as soon as possible. The proxy is revocable and it will not be used if you give written notice of revocation to the Secretary of the Company prior to the vote to be taken at the Meeting, if you lodge a later-dated proxy or if you attend and vote at the Meeting.

NOTICE OF 1998 ANNUAL GENERAL MEETING OF SHAREHOLDERS


                             TYCO INTERNATIONAL LTD.
                (Incorporated in Bermuda with limited liability)

Notice is hereby given that the Annual General Meeting (the "Meeting") of Tyco International Ltd. (the "Company") for 1998 will be held on March 26, 1998 at
9.30 a.m., local time (or so soon thereafter as the adjourned Annual General Meeting for 1997 is concluded) at Marriott's Castle Harbor Resort, 2 South Road, St. George, SN 02, Bermuda, for the following purposes:

1.       to re-elect the Board of Directors of the Company;

2.       to  re-appoint  Coopers & Lybrand as the  independent  auditors  of the
         Company  and  to  authorize   the   directors  to  fix  the   auditors'
         remuneration;

3.       to convert and sub-divide all of the Third  Preference  Shares,  Fourth
         Preference Shares and Fifth Preference Shares (as defined in the Company's Bye-Laws) into 3,750,000 common shares of US$0.20 each;

4. to increase the authorized capital of the Company by the creation of an additional 750,000,000 common shares of US$0.20 each;

5. subject to the resolution relating to item 4 above being duly passed, to approve the adoption of new Bye-Laws of the Company; and

6. to receive the Company's audited consolidated financial statements for the period of nine months ended September 30, 1997.

All holders of record of the Company's common shares at the close of business on January 28, 1998, which has been fixed as the record date for notice of the Meeting, are entitled to notice of the Meeting. All holders of record of the Company's common shares on the date of the Meeting will be entitled to attend, and to vote at, the Meeting.

The Company's 1997 Annual Report, which includes the audited consolidated financial statements of the Company for the period of nine months ended
September 30, 1997, is being mailed to shareholders along with the attached proxy statement.

Shareholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy to ensure that your shares are represented at the Meeting. Shareholders who attend the Meeting may vote their shares personally, even though they have sent in proxies.

By Order of the Board of Directors,

John D. Campbell, Secretary
The Gibbons Building
10 Queen Street
Hamilton, HM 11
Bermuda

o o, 1998


IMPORTANT: Please sign, date and return the enclosed proxy as soon as possible. The proxy is revocable and it will not be used if you give written notice of revocation to the Secretary of the Company prior to the vote to be taken at the Meeting, if you lodge a later-dated proxy or if you attend and vote at the Meeting.

ADJOURNED 1997 ANNUAL GENERAL MEETING AND
1998 ANNUAL GENERAL MEETING
MARCH 26, 1998

GENERAL

Solicitation of Proxies

This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Tyco International Ltd. (the "Company") in connection with the Adjourned 1997 Annual General Meeting of the Company and the 1998 Annual General Meeting of the Company, both to be held on March 26, 1998, and any adjournment thereof. (References to the "Meeting" are to either or both the Adjourned 1997 Annual General Meeting and the 1998 Annual General Meeting, as the context requires.) This proxy statement and the accompanying form of proxy are being mailed to shareholders of the Company on or about o o, 1998.

Costs of Solicitation

The cost of solicitation of proxies will be paid by the Company. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

Registered and Principal Executive Offices

The registered and principal executive offices of the Company are located at The Gibbons Building, 10 Queen Street, Hamilton, HM 11, Bermuda. The telephone number there is 441- 292-8674. The executive offices of the Company's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is 603-778-9700.

Outstanding Voting Shares

Notice of the Meeting has been sent to all holders of record of common shares at the close of business on January 28, 1998, which has been fixed as the record date for notice of the Meeting. Except as provided in the Company's Bye-Laws, all holders of record of common shares on the date of the Meeting will be entitled to attend and vote at the Meeting. As of the record date for notice of the Meeting, there were outstanding and entitled to vote o common shares, including _______ common shares owned by a subsidiary of the Company. All holders of record of the Company's common shares on the date of the Meeting are entitled to vote at the Meeting and, on a poll, each common share is entitled to one vote on each proposal. Not less than two holders of common shares present in person or by proxy shall form a quorum for the transaction of business.

Common shares will vote together as a single class with respect to the re-election of directors, the re-appointment of independent auditors of the Company and authorization for the Board of Directors to fix the auditors' remuneration, the conversion of preference shares into common shares, the increase in authorized common share capital and the adoption of new Bye-Laws.

The affirmative vote of a majority of common shares represented and voting at the Meeting is required for the re-election of directors and the approval of the other proposals. Pursuant to Bermudian law, shares represented at the Meeting whose votes are withheld on any matter, which are represented by "broker non-votes" (as discussed below) or which abstain from voting on any matter are not included in the determination of the shares voting on such matter but are counted for quorum purposes.

Shares represented by "broker non-votes" (shares held by brokers or nominees which are represented at the Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for the purposes of determining whether there is a quorum but will be considered to be voted only as to those matters actually voted on. In accordance with New York Stock Exchange rules, brokers and nominees are precluded from exercising their voting discretion with respect to the approval and adoption of non-routine matters.

Voting Your Proxy

Shares represented by properly executed proxies will be voted as directed therein on any poll that may be called for. In the event of a poll being called for and in the absence of direction from a shareholder, proxies held by the chairman of the Meeting will be voted FOR the re-election of eleven (11) directors, FOR the re-appointment of the independent auditors of the Company and authorization for the Board of Directors to fix the auditors' remuneration, FOR the conversion of preference shares into common shares, FOR the increase in authorized common share capital and FOR the adoption of new Bye-Laws.

You may revoke your proxy by giving written notice of revocation to the Secretary of the Company at the registered office at any time before it is voted, by submitting a later-dated proxy or by attending the Meeting and voting your shares in person.

A proxy card has been enclosed with this document.

Shareholders should complete and return the proxy as soon as possible. In order to be valid, the proxy must be completed in accordance with the instructions on it and received at any of the offices set forth below by the times and dates specified:

In the United States:

by [5:00 p.m.] (Eastern Daylight Time) on [March 25], 1998 by hand or mail at:

[ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Ridgehead Park, New Jersey 07660]

For shareholder questions, please call 1-800-685-4509.

In the United Kingdom:

by [5:00 p.m.] (Greenwich Mean Time) on [March 25], 1998 by hand or mail at:

[ChaseMellon Shareholders Services, L.L.C.
c/o Independent Registrars Group Limited
Balfour House
High Road, Ilford
Essex IG1 1NQ]

In Bermuda:

to the Registrar by 8:30 a.m. (Bermuda Time) on March 26, 1998 by hand or mail at:

A.S. & K. Services Ltd.
Cedar House
41 Cedar Avenue
P.O. Box, HM 1179
Hamilton, HM 12
Bermuda

THE ADJOURNED 1997 ANNUAL GENERAL MEETING

Reason for the Adjourned 1997 Annual General Meeting

The Adjourned 1997 Annual General Meeting will be held at 9:00 a.m. on March 26, 1998.

Under the Company's Bye-Laws and Bermudian law, the Company is required to hold an annual general meeting each year at which certain business must be conducted. This business includes the election of directors, appointment of the Company's auditors and presentation of audited financial statements for the preceding fiscal year. The Company did not hold an annual general meeting in 1997 at which any such actions were taken, although the Company did hold a special general meeting on July 2, 1997 at which, following the removal of all but three of the Company's then current directors, an additional eight directors were elected.

In order to formally comply with the requirements of the Bye-Laws and Bermudian law with respect to an annual general meeting for 1997, the Company noticed such a meeting for December 30, 1997. As indicated in the letter to shareholders that accompanied the notice, no action was proposed to be taken or was taken on December 30, 1997, other than to adjourn the 1997 Annual General Meeting to a time immediately preceding the 1998 Annual General Meeting.

Matters to be Considered by Shareholders at the Adjourned 1997 Annual General Meeting

At the Adjourned 1997 Annual General Meeting, shareholders will be asked to elect directors to serve for the nominal period of time until the election of directors at the 1998 Annual General Meeting to immediately follow. The nominees for election are the same as the nominees for election at the 1998 Annual General Meeting, who, technically will retire and stand for re-election at the later meeting. Unless a shareholder indicates otherwise on the proxy card, a vote FOR the election of directors will constitute a vote for the election of such directors at both the Adjourned 1997 Annual General Meeting and at the 1998 Annual General Meeting.

Shareholders at the Adjourned 1997 Annual General Meeting will also be asked to re-appoint the independent auditors of the Company and to authorize the directors to fix their remuneration for the nominal period of time until appointment of the independent auditors of the Company at the 1998 Annual General Meeting to immediately follow. Unless a shareholder indicates otherwise on the proxy, a vote FOR the appointment of the Company's independent auditors will constitute a vote for the appointment of such auditors at both the Adjourned 1997 Annual General Meeting and at the 1998 Annual General Meeting.

Presentation of Financial Statements

Under the Company's Bye-Laws and Bermudian law, audited financial statements must be presented to shareholders at an annual general meeting. In fulfillment of this requirement, historic audited financial statements in respect of the year ended December 31, 1996 will be presented at the Adjourned 1997 Annual General Meeting. Copies of these financial statements were sent to shareholders of the Company in April 1997. Copies are also available on request from the Secretary, Tyco International Ltd., The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM 11, Bermuda (telephone: 441-292-8674).

The historic 1996 audited financial statements present information with respect to ADT Limited ("ADT"; renamed "Tyco International Ltd.") only and do not reflect the business combination between ADT and Tyco International Ltd. (the Massachusetts company; "Former Tyco") on July 2, 1997, or certain stock splits and other transactions that occurred in connection with or since the consummation of such business combination. The Company's 1997 Annual Report, which accompanies this proxy statement, includes the Company's audited financial information for the year ended December 31, 1996 on a pooled basis, as if ADT and Former Tyco were combined for that period. [These pooled financial statements will also be presented at the Adjourned 1997 Annual General Meeting.] The Company's audited financial statements for the nine month transition period ended September 30, 1997, which are contained in the 1997 Annual Report and which also reflect the combination of ADT and Former Tyco, will be presented at the 1998 Annual General Meeting.

The remainder of this proxy statement discusses the matters to be presented at the 1998 Annual General Meeting.

PROPOSAL NUMBER ONE - ELECTION OF DIRECTORS

Nominees for Directors

The election of directors will take place at the Meeting. Each of the directors elected will serve for the ensuing year or for such other term as may be determined in accordance with the Company's Bye-Laws. All nominees are presently members of the Board of Directors. The management of the Company is not aware of any reason why any of the nominees for director will not be able to serve.

Approval of the nominees for election to the Board of Directors will require the affirmative vote of a majority of the votes cast by holders of common shares represented at the Meeting in person or by proxy.

Information regarding the nominees, including their principal occupations during the past five years, is set forth below.


                                                                                                                          % OF
                                                                                                                        OUTSTANDING
                           NAME, PRINCIPAL                                                              NUMBER OF          COMMON
                            OCCUPATION AND                                                               COMMON            SHARES
                            POSITION WITH                                                  DIRECTOR     SHARES OWNED        OWNED
                             THE COMPANY                                           AGE      SINCE     BENEFICIALLY(1)   BENEFICIALLY
                             -----------                                           ---      -----     ---------------   ------------

L. Dennis Kozlowski................................................                51        1997      1,364,916(2)           (5)
  Chairman of the Board, President and Chief Executive Officer of the Company
  (July  1997-present),  Chairman  of the  Board,  Former  Tyco  (January  1993-
  present); Chief Executive Officer, Former Tyco (July 1992-present); President,
  Former Tyco (December 1989-present);  President, Grinnell Corporation (January
  1984-present);  Director,  Applied Power Inc.  (control  products) (July 1994-
  present);  Director, Raytheon Company (electronic systems and equipment) (June
  1995-present);  Director, RJR Nabisco Holdings Corp. (consumer products) (June
  1996-present)

Michael A. Ashcroft................................................                 51        1984     8,739,114(3)          1.6%
  Chairman of the Board and Chief Executive Officer of the Company
  (1984-July 1997);  Chairman of the Board and Chief Executive  Officer,  Hawley
  Group PLC (predecessor to the Company) (1977-1984);  Chairman, BHI Corporation
  (services company) (1987-present)

Joshua M. Berman(4)................................................                 59        1997        72,000              (5)
  Counsel to Kramer, Levin, Naftalis, & Frankel (counselors at law)
  (1985-present); Director, Former Tyco (1967-November 1997);
  Vice President of the Company (July 1997-present)

Richard S. Bodman*+................................................                 59        1997        26,925              (5)
  Managing General Partner, AT&T Ventures LLC (venture capital) (May
  1996-present); Senior Vice President, Corporate Strategy and Development, AT&T
  Corporation  (communications) (August 1990-May 1996); Director, Reed Elsevier,
  plc (publishing) (June 1996-present);  Director, Lin Television (broadcasting)
  (May 1996-present); Director, National Housing Partnerships Inc. (real estate)
  (August 1995-present); Director, Former Tyco (1992-November 1997)

John F. Fort, III*+................................................                 56        1997       159,795              (5)
  Chairman of the Board, Former Tyco (1982-December 1992); Chief
  Executive Officer, Former Tyco (1982-June 1992); Director, Dover
  Corporation (diversified manufacturer) (November 1989-present);
  Director, Roper Industries (diversified products) (December 1995-present);
  Director, Former Tyco (1982-November 1997)

Stephen W. Foss**..................................................                 55        1997        59,160              (5)
  Chairman, President and Chief Executive Officer, Foss Manufacturing
  Company, Inc. (manufacturer of synthetic fibers and non-woven fabrics)
  (1969-present); Director, Ameron International (diversified manufacturer) (1994-
  present); Director, Former Tyco (1983-November 1997)

Richard A. Gilleland*..............................................                 53        1997         6,701              (5)
  Chairman, President and Chief Executive Officer, Physician's Resource
  Group, Inc. (physician practice management services) (December  1997-present);
  President and Chief Executive Officer,  AMSCO  International,  Inc. (infection control  products) (July 1995-July 1996);  Senior Vice President,  Former Tyco
  (October 1994-July 1995); Chairman, President and Chief Executive Officer, The
  Kendall Company (July 1990-July 1995); Director,  DePuy International (medical
  products)  (July  1996-present);   Director,   Remington  Arms  Company,  Inc.
  (firearms  and  ammunition)  (March  1994-present);   Director,   Former  Tyco
  (1994-November 1997)

Philip M. Hampton**+++..............................................                65        1997        50,000               (5)
  Co-Managing Director, R. H. Arnold & Co. (investment bank)
  (April 1997-present);  Chairman of the Board, Metzler Corporation  (investment bank) (October 1989-March 1997);  Director & Vice Chairman,  Bankers Trust New
  York Corporation (banking) (1986- 1989); Director,  Former Tyco (1985-November
  1997)

James S. Pasman, Jr.*..............................................                 67        1992         1,924               (5)
  President and Chief Operating Officer, National Intergroup, Inc.
  (industrial holding company) (1989-1991); Chairman and Chief Executive Officer
  Kaiser  Aluminum and Chemical  Corp.  (aluminum and  chemicals)  (1987- 1989);
  Director, BEA Income Fund, Inc., BEA Strategic Income Fund, Inc., BT Insurance
  Funds Trust and Education Management Corp.

W. Peter Slusser**.................................................                 68        1992         3,368               (5)
  President, Slusser Associates, Inc. (private investment firm) (1988-present);
  Managing  Director  and  Head  of  Mergers  and  Acquisitions,   Paine  Webber
  Incorporated  (1976-1988);   Director,  Ampex  Corporation  (high  performance
  television  and data  storage  recording  systems)  (1992-present);  Director,
  Sparton   Corporation   (anti-submarine   warfare  products  and  electronics)
  (1997-present)

Frank E. Walsh, Jr.**..............................................                 56        1997       105,127               (5)
  Chairman, Sandyhill Foundation (charitable organization) (August
  1996-present); Director, Former Tyco (1992-November 1997)
  Chairman Wesray Capital Corporation (private investment firm)
  (1989-1996)

----------

 o   Member of Audit Committee

**   Member of Compensation Committee

+    Member of Corporate Governance and Nominating Committee

++    Lead director

(1) The amounts shown are the number of common shares owned beneficially as of January 16, 1998, based on information furnished by the persons named. For purposes hereof, a person is deemed to be the beneficial owner of shares if such person, either alone or with others, has the power to vote or to dispose of such shares. There were 550,182,802 common shares of the Company outstanding as of January 16, 1998.

(2) The amount shown includes 300,000 shares that Mr. Kozlowski has the right to acquire within 60 days of January 16, 1998, through the exercise of stock options. The amount shown excludes 3,000,000 options awarded to Mr. Kozlowski under the Tyco International Ltd. Long Term Incentive Plan, which will become exercisable in three equal annual installments beginning in July 1998, and 655,200 shares held in a charitable remainder trust, as to which Mr. Kozlowski disclaims beneficial ownership.

(3) The amount shown consists of 3,128,626 shares that Mr. Ashcroft has the right to acquire within 60 days of January 16, 1998 through the exercise of stock options and 5,610,488 common shares held by or on behalf of the trustees of an irrevocable trust in which Mr. Ashcroft is beneficially interested.

(4) The amount shown is held in two charitable remainder trusts of which Mr. Berman is co-trustee and Mr. Berman and members of his immediate family are life beneficiaries. The law firm of Kramer, Levin, Naftalis & Frankel has performed and will perform legal services for the Company during the current fiscal year.

(5) Less than 1%.

The Board of Directors held nine meetings during the nine month period ended September 30, 1997 ("Fiscal 1997"). Messrs. Ashcroft, Pasman and Slusser, who served as directors of the Company for all of Fiscal 1997, received during this period compensation of $16,250, $36,250 and $36,250, respectively, for their services as directors and for other services to the Company. (All references in this proxy statement to "$" are to US dollars.) Each of the other current directors, who served for only the last three months of Fiscal 1997, received during this period compensation of $16,250. The existing Bye-Laws provide that a director who does not hold an executive office or employment may be paid for his services in such an amount not to exceed $25,000 per year or such larger amount as may be approved at a general meeting of shareholders. (The existing Bye-Laws also provide for additional, special remuneration to directors who perform any extra or special services for the Company.) Shareholders are being asked to approve proposed new Bye-Laws providing that directors may be paid such fees as the Board from time to time determines. See "Proposal Number Five--Adoption of New Bye-Laws." Subject to approval of the proposed new Bye-Laws, directors are receiving in the 1998 fiscal year a compensation package consisting of $65,000 in cash and, for all directors other than Mr. Kozlowski, stock options valued at $35,000 (utilizing the Black-Scholes option pricing model). Such compensation has already been paid. (See below with respect to the grant of options.) If the proposed new Bye-Laws are not approved, the Company will take such action as is appropriate to comply with the provisions of the existing Bye-Laws on remuneration of directors, including, if necessary, the recovery of any excess compensation. Directors may make an irrevocable election each year to defer all or a portion of their annual cash fees into an account containing phantom shares of the Company. The account is credited with an amount equal to the dividends which would have been earned on the shares if owned. Participants will receive payments from their account in cash, in either a lump sum or annual installments, beginning five years after the original deferral or at the termination of serving on the Board of Directors of the Company, if earlier. In July 1997, all directors other than Mr. Kozlowski were granted options to purchase 3,500 common shares at an exercise price of $38.3125 per share. One quarter of such options was attributable to director compensation in Fiscal 1997, and the balance is attributable to director compensation in the 1998 fiscal year. In October 1997, all directors other than Mr. Kozlowski were granted options to purchase 876 common shares at an exercise price of $41.625, all of which options were granted in respect of director compensation for the 1998 fiscal year. All such director options were granted under the Tyco International Ltd. Long Term Incentive Plan, have a term of ten years from date of grant and become exercisable one year from the date of grant. The exercise price of all such options equals the market price of the common shares on the date of grant.

The Board has an Audit Committee which reviews the internal controls of the Company. It meets with appropriate Company financial personnel as well as the Company's independent auditors. The Audit Committee reviews the scope and results of the professional services provided by the Company's independent auditors and the fees charged for such services and makes such recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Audit Committee met two times in Fiscal 1997.

The Board has a Compensation Committee which sets the compensation and benefits of executive officers and key managers of the Company. The Compensation Committee met three times in Fiscal 1997.

The position of Lead Director, held by an outside director, is responsible for coordinating with the Chairman to establish the Board's agenda and the nomination of new directors and their committee assignments, coordinating the evaluation of the Chairman and all directors, and acting as the lead non-employee director.

The Board has a Corporate Governance and Nominating Committee which is responsible for evaluating the Board's structure, personnel and processes and makes recommendations to the full Board regarding nominations of individuals for election to the Board of Directors. The Committee will consider nominations submitted by shareholders. To recommend a nominee, a shareholder should write to the Secretary of the Company at the Company's corporate headquarters in Hamilton, Bermuda. Any such recommendation must include the name and address of the candidate, a brief biographical description or statement of the qualifications of the candidate and the candidate's signed consent to being named as a nominee in the Company's proxy statement, if nominated, and to serve as a director if elected. Under the Company's existing Bye-Laws, generally no person shall be eligible for election to the office of director at any general meeting unless, not less than six and not more than twenty-eight calendar days before the day appointed for the meeting, there has been given to the Secretary notice in writing by a shareholder (not being the person to be proposed) entitled to attend and vote at the meeting and the signed consent of the nominee to serve as a director. The proposed new Bye-Laws would change these requirements. See "Proposal Number Five--Adopting of New Bye-Laws";

"Shareholder Proposals for 1999 Annual General Meeting"; Appendix II, New Bye-Law 77.) Corporate Governance and Nominating Committee members communicated with one another informally, but did not hold a formal meeting in Fiscal 1997.

Each director who served during Fiscal 1997 attended at least 75% of the meetings of the Board and all of the meetings of each committee on which he served.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE ELECTION OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth the beneficial ownership of common shares by (i) those persons known by the Company to own beneficially more than 5% of the Company's outstanding common shares; (ii) each of the executive officers named under "Executive Compensation" below (other than Messrs. Kozlowski and Ashcroft); and (iii) all directors and executive officers of the Company as a group. See "Directors" above for the beneficial ownership of common shares by Mr. Kozlowski, Mr. Ashcroft and other directors of the Company.


                                                                                  NUMBER OF          % OF OUTSTANDING
                                                                                COMMON SHARES          COMMON SHARES
              BENEFICIAL OWNER                                              OWNED BENEFICIALLY(1)   OWNED BENEFICIALLY
              ----------------                                              ---------------------   ------------------
FMR Corp.(2)..............................................................       78,190,334                14.2%
  82 Devonshire Street
  Boston, Massachusetts 02109
Equitable Companies, Inc.(3)..............................................       40,311,672                 7.3%
  1345 Avenues of the Americas
  New York, New York 10105
Massachusetts Financial Services Co.(4)...................................       35,015,576                 6.4%
  500 Boylston Street
  Boston, Massachusetts 02116
Raymond A. Gross..........................................................            3,400                   *
Michael J. Richardson (5).................................................          532,192                   *
Stephen J. Ruzika.........................................................           13,958                   *
Mark H. Swartz(6).........................................................          288,452                   *
All directors and executive officers as a group (20 persons)..............       12,153,511                 2.2%

----------

 *  Less than 1%

(1) The amounts shown are amounts owned beneficially as of January 16, 1998 (except for FMR, Equitable Companies and Massachusetts Financial Services, where the amount is as of September 30, 1997), based on information furnished by the persons named. For purposes hereof, a person is deemed to be the beneficial owner of shares if such person, either alone or with others, had the power to vote or to dispose of such shares. There were 550,182,802 common shares of the Company outstanding as of January 16, 1998.

(2) In a Form 13F, with information as of September 30, 1997, FMR Corp., the parent company of the Fidelity Investments organization, reported that it has sole dispositive power over 78,190,334 shares, and sole voting power over 2,241,372 shares.

(3) In a Form 13F, with information as of September 30, 1997, Equitable Companies, Inc. reported that it has sole dispositive power over 39,846,576 shares, sole voting power over 29,393,152 shares, and shared voting power over 465,096 shares, all of which shares are held for the benefit of its separate accounts.

(4) In a Form 13F, with information as of September 30, 1997, Massachusetts Financial Services Co. reported that it has sole dispositive power over 35,015,576 shares and sole voting power over 34,887,318 shares.

(5) Includes 216,598 shares that Mr. Richardson has the right to acquire within 60 days of January 16, 1998 through the exercise of stock options. The amount shown excludes 86,638 options awarded to Mr. Richardson under the ADT 1993 Long-Term Incentive Plan, which become exercisable over periods from May 1998 through 2001.

(6) Includes 100,000 shares that Mr. Swartz has the right to acquire within 60 days of January 16, 1998 through the exercise of stock options. The amount shown excludes 1,000,000 options awarded to Mr. Swartz under the Tyco International Ltd. Long Term Incentive Plan, which will become exercisable in three equal annual installments beginning in July 1998, and 91,000 shares held in a charitable remainder trust, as to which Mr. Swartz disclaims beneficial ownership.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below presents the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for those persons who served as the Chief Executive Officer during Fiscal 1997 and the other four most highly compensated executive officers of the Company (the "Named Officers").


                                           SUMMARY COMPENSATION TABLE(1)
                                                                                    LONG-TERM INCENTIVE
                                                                                ----------------------------
                                                   ANNUAL COMPENSATION            AWARDS          PAYOUTS
                                             -----------------------------      ---------       ------------
                                                                                  SHARES         LONG-TERM
                                              FISCAL                         UNDERLYING STOCK    INCENTIVE          ALL OTHER
       NAME AND PRINCIPAL POSITION            YEAR     SALARY        BONUS       OPTIONS        PLAN PAYOUTS       COMPENSATION
       ---------------------------           ------    ------        -----      ---------       ------------       ------------

Michael A. Ashcroft(2)...............         1997   $ 578,812  $         0   $        0         $             $19,750,000   (2)
  Prior Chairman of the Board                 1996   1,143,844    2,344,880    4,813,300                         1,330,380   (3)
  and Chief Executive Officer                 1995   1,089,378    2,233,219    1,443,990                         1,921,939   (3)
Raymond A. Gross(4)..................         1997     204,275       75,992            0                           728,984   (4)
  Senior Vice President of                    1996     183,353       82,500       96,266                                 0
  ADT Security Services, Inc.                 1995           0            0            0                                 0
Michael J. Richardson(5).............         1997     253,053      242,219            0                             5,403   (6)
  Chief Executive Officer                     1996     335,000      222,705       38,506                             6,461   (6)
  of ADT Automotive, Inc.                     1995     314,000      145,245       48,132                             6,461   (6)
Stephen J. Ruzika(7).................         1997     579,217  3,225,000(8)           0                         5,166,516   (9)
  Prior Vice President and Chief Financial    1996     686,306  1,100,000(8)     200,552                            40,323   (9)
  Officer; President ADT Security             1995     653,625    250,000(8)     481,330                            37,432   (9)
  Services, Inc......................
L. Dennis Kozlowski(10)..............         1997     312,500    2,544,260    3,300,000          6,508,125        108,125   (11)
  Chairman of the Board and
  Chief Executive Officer
Mark H. Swartz(12)...................         1997     139,875    1,272,130    1,100,000          2,169,375         31,994   (13)
  Executive Vice President
  and Chief Financial Officer

---------

(1) On July 2, 1997, a wholly-owned subsidiary of ADT merged with Former Tyco. Upon consummation of the merger, ADT (the surviving corporation) changed its name to Tyco International Ltd. Former Tyco became a wholly-owned subsidiary of the Company and changed its name to Tyco International (US) Inc. In conjunction with the merger on July 2, 1997, L. Dennis Kozlowski and Mark H. Swartz were named Chairman of the Board/Chief Executive Officer and Executive Vice President/Chief Financial Officer of the Company, respectively. The compensation data presented herein for Messrs. Kozlowski and Swartz reflect their earnings for the period from July 2, 1997 through the end of the fiscal year. Mr. Kozlowski and Mr. Swartz are also Chairman of the Board/Chief Executive Officer and Vice President/Chief Financial Officer of Former Tyco, respectively.

      In September 1997 the Company changed its fiscal year end from December 31 to September 30. The change in year end resulted in a short fiscal year covering the nine month transition period from January 1 to September 30, 1997. References to Fiscal 1997, 1996 and 1995 refer to the nine months ended September 30, 1997 and the calendar years ended December 31, 1996 and 1995, respectively.

(2) Concurrent with the merger of ADT and Former Tyco, Mr. Ashcroft's services as Chairman of the ADT Board and Chief Executive Officer were terminated. At the time of his termination, Mr. Ashcroft was paid in full and final settlement of severance payments to which he was entitled under his employment agreement in respect of salary, bonus payment and pension payments and also in lieu of compensation to the end of 1997 as well as in satisfaction of certain other future commitments and benefits due him.

      The salary, bonus and all other compensation shown in 1995 represents Mr. Ashcroft's entitlement to those amounts. Mr. Ashcroft utilized $2,500,000 of the compensation due to him for 1995, being the whole of his bonus entitlement of $2,233,219 and $266,781 of his other compensation to subscribe for options, at a rate of $2.50 per option, for ADT common shares.

(3) The other compensation due to Mr. Ashcroft in respect of 1996 and 1995 (a portion of which for 1995 is referred to in note (2)) represents the US dollar equivalent of (pound)851,344 and (pound)1,217,341, respectively, being an amount in lieu of providing Mr. Ashcroft with retirement and death benefits under a defined pension plan.

(4) Mr. Gross joined ADT Security Services, Inc. in March 1996 and left the Company in October 1997. Other compensation of $728,984 represents amounts paid under a severance agreement with the Company in accordance with a "Severance Change in Control" event, as defined.

(5) The salary amount shown for 1996 represents Mr. Richardson's entitlement to salary in the year. Prior to becoming entitled to receive certain salary, however, Mr. Richardson elected to receive options, at the rate of $2.50 per option, to subscribe for ADT common shares at an exercise price of $8.956 per share, in lieu of receiving $69,444 and $83,333 in salary in 1996 and 1995, respectively.

(6)   Includes  $3,600,  $4,500 and $4,500  contributed for 1997, 1996 and 1995, respectively, to a defined contribution 401(k) pension benefit plan and $1,803, $1,961 and $1,961 for 1997, 1996 and 1995, respectively, which is the aggregate incremental cost to the Company of providing Mr. Richardson with enhanced group term life insurance benefits.

(7) Concurrent with the merger of ADT and Former Tyco, Mr. Ruzika's services as Vice President and Chief Financial Officer of the Company were terminated, but he retained his position of President, ADT Security Services, Inc. At the time of his termination as Chief Financial Officer, Mr. Ruzika was paid $2,000,000 in severance to which he was entitled under his employment agreement in respect of salary and bonus plan payments. In October 1997, Mr. Ruzika resigned from his position as President, ADT Security Services, Inc. and received a severance payment of $710,520. Such severance amounts are included in the All Other Compensation column. He is no longer employed by the Company.

      The salary amount shown for 1996 represents Mr. Ruzika's entitlement to salary in the year. Prior to becoming entitled to receive certain salary, however, Mr. Ruzika elected to receive options, at the rate of $2.50 per option, to subscribe for ADT common shares at an exercise price of $8.956 per share, in lieu of receiving $80,1316 and $104,167 in 1996 and 1995, respectively.

(8) Mr. Ruzika earned these amounts under a bonus arrangement by which payments were related directly to the performance of the ADT common share price.

(9) Includes $19,056, $37,639 and $35,777 contributed to Mr. Ruzika's retirement income plan in 1997, 1996 and 1995, respectively, and $2,013, $2,684 and $1,655 for 1997, 1996 and 1995, respectively, which is the estimated aggregate incremental cost to the Company of providing Mr. Ruzika with supplemental term life insurance. Also, in conjunction with his termination as Chief Financial Officer and resignation as President, ADT Security Services, Inc. (referred to in note 7 above), Mr. Ruzika was paid $698,246 under his retirement income plan, $643,318 under a pension plan and $1,112,419 under a supplemental pension plan.

(10) Included in the Bonus and Long-Term Incentive Plan Payouts for Mr. Kozlowski is $4,526,193 of compensation that has been deferred under the Tyco International Ltd. Deferred Compensation Plan. At September 30, 1997, Mr. Kozlowski had $11,866,675 outstanding under the Key Employee Loan Program of Former Tyco, the proceeds of which were used for payment of taxes due on the vesting of restricted shares of common stock of Former Tyco. The loans to Mr. Kozlowski are unsecured and bear interest at the Company's incremental short term borrowing rate. The loans are repayable upon the earliest to occur of (i) the expiration of ten years from the date of borrowing, (ii) the termination of Mr. Kozlowski's employment with the Company or (iii) the sale or other disposition (other than gifts to certain family members) of the shares with respect to which the loans were granted.

(11) Includes contributions to a Supplemental Executive Retirement Plan of $91,875, interest credited on deferred compensation in excess of 120% of the applicable federal long-term rate of $13,025, and director's fees of $16,250.

(12) Included in the Salary, Bonus and Long-Term Incentive Plan Payouts for Mr. Swartz is $3,466,505 of compensation that has been deferred under the Tyco International Ltd. Deferred Compensation Plan.

(13) Includes contributions to a Supplemental Executive Retirement Plan of $31,994, and interest credited on deferred compensation in excess of 120% of the applicable federal long-term rate of $8,747.

Option Grants in Last Fiscal Year

The following table shows all grants of stock options to the Named Officers during Fiscal 1997. All options expire ten years after the date of grant. The grant date present values were determined using the Black-Scholes option pricing model applied as of the grant date using the following assumptions: an interest rate of 6.07 percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of 22.0 percent; quarterly dividend payments of $.025 per share; and the vesting of all options.


                                                   INDIVIDUAL GRANTS
                                              -----------------------------
                                                               % OF TOTAL
                                                                 OPTIONS         EXERCISE
                                                               GRANTED TO        OR BASE                         GRANT DATE
                                                OPTIONS         EMPLOYEES         PRICE          EXPIRATION        PRESENT
                   NAME                       GRANTED(1)     IN FISCAL YEAR     ($/SHARE)           DATE            VALUE
                   ----                       ----------     --------------     ---------          ------          ------
L. Dennis Kozlowski.......................    3,000,000            35.2%        $ 38.31250     July 17, 2007    $69,783.845
L. Dennis Kozlowski.......................      300,000             3.5           40.96875     July 23, 2007      6,653,793
Mark H. Swartz............................    1,000,000            11.7           38.31250     July 17, 2007     23,261,281
Mark H. Swartz............................      100,000             1.2           40.96875     July 23, 2007      2,217,931

----------

(1) The 3,000,000 and 1,000,0000 options granted to Mr. Kozlowski and Mr. Swartz, respectively, become exercisable in three equal annual installments beginning in July 1998. The 300,000 and 100,000 options granted to Mr. Kozlowski and Mr. Swartz, respectively, become exercisable on January 23, 1998, six months from date of grant. These latter options were granted under a re-load feature of the Tyco International Ltd. Long Term Incentive Plan that provides for issuance of stock options to replace restricted shares returned to the Company to satisfy income tax withholding obligations on stock vestings.

Aggregate Option Exercises in Last Fiscal Year and Year-End Option Values

Shown below is information with respect to aggregate option exercises by the Named Officers in the fiscal year ended September 30, 1997 and with respect to unexercised stock options held by them at September 30, 1997.

                                                                    NUMBER OF SECURITIES
                                                                   UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                 SHARES                                  OPTIONS AT                  IN-THE-MONEY OPTIONS
                                ACQUIRED                               FISCAL YEAR END             AT FISCAL YEAR END(1)(2)
                                   ON             VALUE         -----------------------------     ----------------------------
            NAME                EXERCISE        REALIZED        EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
            ----               ---------        --------        -----------     -------------     -----------    -------------
Michael A. Ashcroft(3)......          0          $       0       10,829,906               0      $290,450,144      $        0
Raymond A. Gross(4).........          0                  0                0          96,266                 0       2,299,914
Michael J. Richardson.......          0                  0          303,232          86,638         9,357,488       2,313,615
Stephen J. Ruzika(5)........    160,442          5,131,240        1,371,722          64,176        39,650,744       1,795,602
L. Dennis Kozlowski.........          0                  0                0       3,300,000                 0       8,175,000
Mark H. Swartz..............          0                  0                0       1,100,000                 0       2,725,000

----------

(1) Based on the closing price of $41.03125 on September 30, 1997 (after giving effect to the two-for-one stock split effective on October 22, 1997).

(2) Messrs. Ashcroft, Richardson and Ruzika were granted certain options for which they have paid a subscription price of $2.50 per option which has been taken into account for the purpose of valuing these options.

(3) On November 10, 1997, Mr. Ashcroft exercised 7,701,280 options with a value of $210,475,982 based on a Black-Scholes valuation. In connection with this exercise, a subsidiary of the Company provided a guarantee through December 3, 1997 of Mr. Ashcroft's short-term margin loan of approximately $120 million to an investment broker in return for managing an orderly disposition of the shares on behalf of Mr. Ashcroft.

(4) Upon Mr. Gross' resignation as Senior Vice President of ADT Security Services, Inc. subsequent to year end, his unexercisable options became vested. On October 2, 1997, Mr. Gross exercised all his remaining options (96,266) for a value of $2,320,973.

(5) Upon Mr. Ruzika's resignation as President of ADT Security Services, Inc. subsequent to year end, his unexercisable options became vested. On October 22, 1997, Mr. Ruzika exercised all his remaining options (1,435,898) for a value of $41,969,748.

Certain Defined Benefit Plans

Except for Mr. Richardson, the Company and its subsidiaries do not maintain any defined benefit or actuarial retirement plans ("pension plans") in which the Named Officers participate. Mr. Richardson participates in a pension plan maintained by ADT Group PLC (the "ADT Group Plan"). Mr. Richardson is the only Named Officer who participates in the ADT Group Plan. The ADT Group Plan provides Mr. Richardson an annual benefit payable for life beginning at age 60. The annual benefit is equal to 66.7 percent of base salary for the three years of the most recent ten years prior to retirement that produce the highest average. Mr. Richardson's annual benefit payable at age 60 for life is (pound)146,095. Since Mr. Richardson has already attained age 60, the benefit payable to him upon his actual retirement will be adjusted based upon his actual retirement date. Benefits payable under the ADT Group Plan are not offset by United States social security benefits.

Employment Contracts and Termination of Employment Arrangements

Mr. Richardson entered into an employment agreement with ADT Automotive Holdings, the corporate parent of ADT Automotive, as of November 30, 1993. The agreement provided for Mr. Richardson's services as Chief Executive Officer of ADT Automotive Holdings and its subsidiaries from December 1, 1993 until July 31, 1996, subject to renewal for additional one-year terms thereafter. The agreement was renewed on a year-to-year basis through July 31, 1998.

Mr. Richardson's initial annual base salary was $300,000 and is subject to annual review for possible increases. Mr. Richardson is also eligible for annual bonus payments at the discretion of the Company. The termination provisions of this agreement include a term to the effect that, in the event that the agreement is terminated by ADT Automotive Holdings without cause or by Mr. Richardson with cause, Mr. Richardson will be entitled to receive his base salary and certain fringe benefits for two years or the remaining term of the agreement, whichever is longer.

Board Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors of the Company sets the level of compensation and benefits for the Company's executive officers and key managers and oversees the administration of executive compensation programs. The Compensation Committee is composed solely of independent directors, none of whom have any interlocking relationships with the Company that are subject to disclosure under the Securities and Exchange Commission rules relating to proxy statements.

During Fiscal 1997, compensation was earned by the Named Officers based on arrangements approved at the beginning of the year by the respective Remuneration Committee of ADT and/or by the Compensation Committee of Former Tyco. Consistent with the Former Tyco philosophy, going forward, the Compensation Committee's executive compensation policies are designed to:

          o attract and retain senior executives who will contribute to the long term success and growth of the Company;

          o reward executives for increased profitability and resulting increased shareholder value by closely aligning the financial interest of senior executives with those of shareholders;

          o provide equitable compensation within a competitive framework of comparable industrial companies; and

          o    emphasize the importance of stockholder  interest through heavily
               weighing  the  top  executives'   compensation   with  grants  of
               restricted stock and options.

The Compensation Committee seeks to achieve these goals through a compensation program applicable to all corporate officers and to the operating unit officers reporting directly to the Chief Executive Officer. The program consists primarily of the following:

          o    Base  Pay:   Based  upon  levels  that   reflect  the  degree  of
               responsibility associated with the executive's position and the executive's past achievements;

          o Annual Incentive Bonuses: Paid in cash based upon achievement of annual earnings and working capital targets established for the relevant business unit and/or the overall performance of the Company; and

          o Long-term, Equity-based Incentive Compensation: Tied to shareholder return in that the value of the executive's shareholding fluctuates with the movement in the share price. The restricted stock program consists of grants in which the lapse of restrictions generally occurs as a result of obtaining certain performance based criteria. The stock option program consists of grants which exercise pro rata over three years and are exercisable in periods up to ten years. The number of shares and options awarded is based upon certain financial and management performance targets as well as the individual's potential for future contribution to the Company. The principal purpose of the equity program is to encourage executives to enhance the value of the Company and therefore, the price of the Company's shares and the return to shareholders. Additionally, this component of the compensation program creates an incentive for the individual to remain with the Company until restrictions on all shares or option exercise periods have lapsed.

Any person who is a named executive officer for proxy reporting purposes will be a participant in the Tyco Incentive Compensation Plan (the "Incentive Plan"). Through the Incentive Plan, the named executives can each earn a cash bonus, vest in shares subject to restricted stock grants, and earn stock option grants based on the attainment of certain performance goals.

These performance goals are based on three business criteria for the chief executive officer and named corporate officers: (i) the Company's growth in earnings per share; (ii) increases in earnings before tax; and (iii) improvement in operating cash flow, each as defined. For those named executives who have divisional operating responsibilities, the performance targets are measured through improvement in divisional earnings before interest and tax, as defined, as well as achieving certain working capital goals. Specific annual targets for the performance measures under the Incentive Plan are established in writing by the Compensation Committee within 90 days of the beginning of the fiscal year to which the performance goals relate.

The Compensation Committee believes that the overall performance of its most senior executives cannot in all cases be reduced to a fixed formula and that the prudent use of discretion in determining pay levels is in the best interests of the Company and its shareholders. While achieving certain predetermined goals is fundamental to earning incentive payments, neither the Compensation Committee nor management can anticipate unusual events entirely beyond the control of management which may have a material effect on the ability to achieve desired results. Under certain circumstances, the Compensation Committee's use of discretion in determining amounts of compensation may be appropriate.

Annually, the Compensation Committee reviews with the Chief Executive Officer the individual performance of each of the other executive officers and receives his recommendations with regard to the appropriate compensation awards. The
Compensation Committee also reviews with the Chief Executive Officer the financial and other objectives for each of the executive officers for the following year.

The Compensation Committee meets shortly after the end of each fiscal year to consider and make its determination regarding the total compensation of the Chief Executive Officer for the ensuing year. The Compensation Committee determines such compensation based on its assessment of the individual performance of the Chief Executive Officer, a review of the Company's operating performance (including such factors as revenues, operating income, earning per share and cash flow generation), an analysis of total returns to shareholders relative to total returns generated by comparable quoted companies and a review of compensation of the chief executive officers of companies with similar businesses of comparable size.

Submitted by the Compensation Committee,

Stephen W. Foss
Philip M. Hampton
W. Peter Slusser
Frank E. Walsh, Jr.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

Set forth below is a graph comparing the cumulative total shareholder return on the Company's common shares against the cumulative total return of the S&P Services (Commercial and Consumer) Index, the Dow Jones Industrial-Diversified Index and the S&P 500 Index. In September 1997, the Company changed its fiscal year end from December 31 to September 30. Therefore, the graph below sets forth the cumulative total return for each of the four years in the period ended December 31, 1996 and for the nine-month transition period ended September 30, 1997. Also shown is the cumulative total return as of July 2, 1997, the consummation date of the merger between ADT and Former Tyco.

        [The Performance Graph is being filed in tabular form pursuant to
                         Item 304(d) of Regulation S-T.]

                                                                                CUMULATIVE TOTAL RETURN
                                                     ------------------------------------------------------------------------------
                                                          12/92      12/93      12/94      12/95      12/96     7/2/97       9/97
Tyco International Ltd. (formerly ADT
  Limited)(1).......................      ADT, TYC       100.00     114.52     138.71     193.55     295.16     467.74     529.76
S&P Services (Commercial &
  Consumer).........................        ISSV         100.00      96.90      88.71     119.82     123.74     134.13     154.28
Dow Jones Industrial-Diversified....        IIDD         100.00     122.19     112.07     146.76     190.60     238.00     247.97
S&P 500.............................        I500         100.00     110.08     111.53     153.45     188.68     227.57     244.61

----------

(1) On July 2, 1997, a wholly-owned subsidiary of ADT merged with Former Tyco. Upon consummation of the merger, ADT (the surviving corporation) changed its name to Tyco International Ltd. Former Tyco became a wholly-owned subsidiary of the Company and changed its name to Tyco International (US) Inc. This performance presentation shows the cumulative total return for ADT from December 31, 1992 through July 2, 1997 and for the Company for the periods thereafter.


PROPOSAL NUMBER TWO - APPOINTMENT OF INDEPENDENT AUDITORS

In accordance with Section 89 of the Companies Act, 1981 of Bermuda, the Company's shareholders have the authority to appoint the independent auditors of the Company and to authorize the Board of Directors to fix the auditors' remuneration. Shareholders will be asked to make a re-appointment at the Meeting of Coopers & Lybrand, who has been approved by the Board to be the independent auditors of the Company for the fiscal year ending September 30, 1998. A predecessor of Coopers & Lybrand was first appointed to be the independent auditors of the Company in 1984. Audit services performed by Coopers & Lybrand for the Company in Fiscal 1997 included the examination of the consolidated financial statements of the Company and its subsidiaries. Appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of outstanding common shares represented at the Meeting in person or by proxy. If shareholders do not approve such appointment, it will be reconsidered by the Board.

[It is expected that representatives of Coopers & Lybrand will attend the Meeting and be available to respond to questions.]

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-APPOINTMENT OF COOPERS & LYBRAND AS THE COMPANY'S INDEPENDENT AUDITORS AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITORS' REMUNERATION.


PROPOSAL NUMBER THREE - CONVERSION OF PREFERENCE SHARES INTO COMMON SHARES

A resolution will be proposed at the Meeting to simplify the Company's authorized share capital through the conversion of certain of the authorized preference shares into common shares (the "Capital Conversion Proposal").

Although the Company's issued and outstanding share capital consists of a single class of common shares, the authorized share capital of the Company also includes four classes of preference shares, representing various capital issues previously made by the Company and now redeemed in full. One of these classes consists of 125 million convertible cumulative redeemable preference shares ("First Preference Shares") which, subject to certain limitations, the Board is empowered to issue in one or more series. The Board is also empowered to determine the designation of, and the number of shares constituting each series and the rights and restrictions attaching to each series, including the dividend rate, the terms and conditions of any voting and conversion rights, the amounts payable on redemption or return of capital, and the preference and relative rights among each series of First Preference Shares. At present, none of these shares is in issue, but 7,500,000 First Preference Shares have been designated as Series A First Preference Shares and are reserved for issue upon exercise of rights under the Company's Shareholder Rights Plan.

It is proposed to retain the First Preference Shares but to convert and sub-divide all the other authorized preference shares into common shares. This will result in the creation of an additional 3,750,000 common shares and the share capital will be comprised of the common shares and a single class of preference shares (being the First Preference Shares, which will simply be designated as "Preference Shares").

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE CAPITAL CONVERSION PROPOSAL.


PROPOSAL NUMBER FOUR - INCREASE IN AUTHORIZED COMMON SHARE CAPITAL

A resolution will be proposed at the Meeting to increase the Company's authorized share capital by the creation of an additional 750,000,000 common shares (the "Capital Increase Proposal").

The Company's authorized share capital is currently US$275,750,000, divided into certain preference shares, as described above, and 750,000,000 common shares of US$0.20 each (which will be increased to 753,750,000 if the Capital Conversion Proposal is approved). As of January 16, 1998, there were 550,182,802 common shares in issue and approximately 55,000,000 common shares were reserved for issue under stock options, warrants and other existing entitlements. The number of common shares in issue was significantly increased by the 2 for 1 stock split effected as a stock dividend in October 1997.

The Board believes that it is desirable to have available additional authorized common shares for future stock splits and dividends, employee benefit plans, financings, acquisitions and other corporate purposes. The passing of the resolution to approve the Capital Increase Proposal would confer on the Board the power to issue these additional shares in its discretion without further approval by shareholders, except as may be required by any applicable stock exchange rules. The Company has filed a registration statement with the United States Securities and Exchange Commission (the "SEC") pursuant to which it may publicly offer common shares and other securities of the Company from time to time. [The SEC has not yet declared the effectiveness of this registration statement.]

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE CAPITAL INCREASE PROPOSAL.


PROPOSAL NUMBER FIVE - ADOPTION OF NEW BYE-LAWS

The Board of Directors has approved the adoption of a new set of bye-laws, subject to the approval of shareholders at the Meeting, to replace the Company's existing Bye-Laws. These proposed new Bye-Laws contain numerous changes to the existing Bye-Laws. The changes are detailed in Appendix I to this proxy statement, "Summary of Principal Differences Between the Existing Bye-Laws and the Proposed New Bye-Laws." The full text of the proposed new Bye-Laws is set forth in Appendix II to this proxy statement. The existing Bye-Laws may be inspected at the corporate offices of the Company, The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM 11, Bermuda, and copies may be obtained by writing to the Secretary of the Company at the aforementioned address prior to the Meeting. The existing Bye-Laws are also on file with the SEC and publicly available as an exhibit to the Company's Current Report on Form 8-K, dated July 2, 1997, which was filed on July 10, 1997. The discussion of the existing Bye-Laws and the proposed new Bye-Laws in this proxy statement, including Appendix I, is qualified in its entirety by reference to the full text of each of those documents. The proposed new Bye-Laws have been prepared on the basis that the Capital Conversion Proposal is adopted, and the approval of the proposed new Bye-Laws is therefore conditional on the approval of the Capital Conversion Proposal.

The existing Bye-Laws were adopted in 1984, with various amendments having been made on a piecemeal basis over the years since that time. Following the business combination between ADT and Former Tyco, the Company initiated a review of the existing Bye-Laws to analyze the differences between the corporate governance profiles of ADT and Former Tyco and determine the extent to which the Company's existing Bye-Laws reflect current corporate practice of large international public companies and conform to changes in Bermudian law and practice that have occurred since the adoption of the existing Bye-Laws. As a result of this review, the Board has approved extensive changes to the existing Bye-Laws. Rather than making numerous amendments to the existing Bye-Laws, the Board has adopted an entirely new set of by-laws, subject to the approval of shareholders at the Meeting.

Governance Profiles of ADT and Former Tyco

The Company is incorporated under and subject to Bermudian law, and its existing Bye-Laws are those that were adopted by ADT. Former Tyco was incorporated under and subject to Massachusetts law. In its consideration of the proposed new Bye-Laws, the Board focused upon certain significant differences between the governance regimes of the two companies, particularly as they relate to anti-takeover protections. These differences are summarized in the following table:


        Provision                                ADT                             Former Tyco
                                            (the Company)

Shareholder  Rights Plan ("poison        Yes,      including     a               No.
pill")                                   so-called   "dead   hand"
                                         provision   pursuant   to
                                         which   only    so-called
                                         "continuing    directors"
                                         are  able to  redeem  the
                                         rights or amend the plan.

Staggered Board of Directors             No.                                     No.

                                                                                 Massachusetts         law
                                                                                 staggers   the  terms  of
                                                                                 office  of  directors  of
                                                                                 publicly-held
                                                                                 Massachusetts   companies
                                                                                 unless  the  corporation,
                                                                                 by vote of its  board  or
                                                                                 by vote of  shareholders,
                                                                                 opts out of this law. The
                                                                                 board  of   Former   Tyco
                                                                                 opted out. However, under
                                                                                 Massachusetts    law,   a
                                                                                 board  that had opted out
                                                                                 could  at any time opt in
                                                                                 and  stagger the terms of
                                                                                 its directors.

Limitation on the Power of               No.                                     No.
Shareholders to Remove Directors
                                         Under the Company's  Bye-               Under  Massachusetts law,
                                         Laws,   shareholders  may               shareholders may remove a
                                         call  a  special  general               director  with or without
                                         meeting   to   remove   a               cause   by  the  vote  of
                                         director,  and a director               holders of a majority  of
                                         may   be   removed   from               votes  entitled  to  vote
                                         office  by the  vote of a               generally in the election
                                         majority                                of directors.


                                      -22-



                                         of the shares voting at such            If a board is  staggered,
                                         meeting.                                however, directors may be
                                                                                 removed      only     for
                                                                                 specified     acts     of
                                                                                 misconduct.

Ability of Shareholders to Call a        Yes.                                    Yes.
Special Meeting

                                         Under  Bermudian law, the               Under  Massachusetts law,
                                         Board  is   required   to               a corporation is required
                                         convene a special general               to  call  a  meeting   of
                                         meeting  of  shareholders               shareholders    on    the
                                         on  the   requisition  of               application of the owners
                                         holders  of at least  10%               of at  least  40%  of the
                                         of  the  paid-up   voting               corporation's       stock
                                         capital.                                entitled to vote.



Provisions  Applicable to Significant    The   Company's   Bye-Laws              The          Massachusetts
Shareholders                             make  applicable  to  the               business      combination
                                         Company           various               statute  provides  that a
                                         provisions of the UK City               person  that  holds 5% or
                                         Code  on  Takeovers   and               more of the voting  stock
                                         Mergers.    Under   these               of    a     Massachusetts
                                         provisions,    a   person               corporation           (an
                                         acquiring  30% or more of               "interested shareholder")
                                         the  voting  rights  of a               may not engage in certain
                                         company  may be  required               business      combination
                                         to make an all-cash offer               transactions   with   the
                                         for  all   shares   at  a               corporation  for a period
                                         specified  minimum price.               of  three  years,  unless
                                         Under   related    rules,               (i)    the    board    of
                                         there are restrictions on               directors  approved  such
                                         a person acquiring shares               business      combination
                                         representing  10% or more               transaction     or    the
                                         of  a  company's   voting               transaction that resulted
                                         rights  in  a  seven  day               in     the     interested
                                         period  if,  as a result,               shareholder becoming such
                                         such  person  would  hold               prior  to the  date  such
                                         more  than  15% but  less               person      became     an
                                         than     30%    of    the               interested   shareholder;
                                         outstanding        voting               (ii)   the    shareholder
                                         rights.                                 acquires  at least 90% of
                                                                                 the corporation's  voting
                                         The   Company's   Bye-Laws               stock  (excluding  shares
                                         also   provide   that   a               held  by   officers   and
                                         person  acquiring  3%  or               directors   and   certain
                                         more  of  any   class  of               employee  plans)  in  the
                                         shares  must  notify  the               transaction  that  causes
                                         Company      of      that               him    to    become    an
                                         acquisition    and    any               interested   shareholder;
                                         change  of 1% or  more in               or  (iii)  the   business
                                         the  shares  held by such               combination   transaction
                                         person.   A  person   who               is  approved by the board
                                         fails  to   comply   with               of   directors   of   the
                                         these provisions could be               corporation  and  holders
                                         deprived  of  his  voting               of   two-thirds   of  the
                                         rights.                                 corporation's      voting
                                                                                 stock  not  held  by  the
                                                                                 interested shareholder.

                                                                                 The   Bye-Laws  of  Former
                                                                                 Tyco (adopted  before the
                                                                                 Massachusetts    business
                                                                                 combination   statue  was
                                                                                 enacted)   provided  that
                                                                                 business     combinations
                                                                                 with 5% shareholders that
                                                                                 are   not   approved   by


                                      -23-



                                                                                 "continuing    directors"
                                                                                 and  that do not  satisfy
                                                                                 certain    "fair   price"
                                                                                 provisions        require
                                                                                 approval  by  holders  of
                                                                                 80% of the  corporation's
                                                                                 voting stock.

In adopting the proposed new Bye-Laws, the Board of Directors of the Company intended to move the Company closer to the corporate governance profile of Former Tyco by eliminating most of the anti-takeover provisions of the existing Bye-Laws and adopting certain provisions from the corporate governance profile of Former Tyco. The Board believes that the proposed new Bye-Laws will protect the Company and its shareholders against coercive takeover tactics that threaten corporate policy or might deprive shareholders of the opportunity to obtain the best price for their shares. The Board also believes that the new Bye-Laws strike a proper balance between giving directors the authority to act, in the exercise of their fiduciary duties, to protect corporate and shareholder interests and the principle that the ultimate governance authority of a company resides with its shareholders.

The proposed new Bye-Laws:

          o provide for the annual election of directors, but include a provision similar to the Massachusetts statute allowing the Board of Directors to stagger the terms of office of directors;

          o continue to allow removal of directors by shareholders for any reason, except that, while the terms of directors are staggered, directors may be removed by shareholders only by vote of the holders of 80% of the total number of shares outstanding and entitled to vote;

          o continue to enable shareholders holding at least 10% of the Company's paid-up voting capital to request a special general meeting of shareholders, and provide that such meeting must be convened within six months after the date of the requisition;

          o eliminate those provisions of the existing Bye-Laws making applicable to the Company provisions of the UK City Code on Takeovers and Mergers and related rules;

          o eliminate the informational requirements currently imposed upon 3% shareholders; and

          o include a provision on business combinations with interested shareholders, but one that is modeled after Section 203 of the General Corporation Law of Delaware rather than the Massachusetts statute or the "fair price" provision contained in Former Tyco's Bye-Laws. Under the new provision, a person owning 15% or more of the Company's voting shares (referred to as an "interested shareholder") may not engage in certain business combination transactions with the Company for a period of three years, unless
               (x) prior to the time the person became an interested shareholder, the

              Board of Directors approved either the business combination or the transaction in which the person became an interested shareholder,
              (y) the interested shareholder acquires at least 85% of the Company's voting shares in the transaction that results in its becoming an interested shareholder; or (z) the transaction is approved by the Board of Directors of the Company and two-thirds of the voting shares not owned by the interested shareholder.

Although the proposed new Bye-Laws would allow the Board to stagger the terms of directors, the Board of the Company intends to continue to hold an annual election of all directors and has no present intention to introduce a staggered board. The Board intends to exercise its authority to stagger the terms of directors only if and so long as it determines, in the exercise of its fiduciary duties, that the staggering of the terms of directors is an appropriate and necessary response to a threat to corporate policy or to a takeover attempt that would deprive shareholders of the opportunity to maximize the value of their shares. If the Board staggers the terms of directors, at least two annual general meetings would generally be required to effect a change of a majority of the directors. This could give the Board the time and leverage necessary to review any takeover proposal, to negotiate a more favorable result, to consider alternative strategies and to assure that shareholder value is maximized.

The Board of the Company has resolved that, if the proposed new Bye-Laws are approved by shareholders, the Board will redeem or otherwise terminate the Company's poison pill. Under Bermudian law, the Board will continue to have the authority to adopt a new shareholder rights plan at any time without the approval of shareholders. However, the Board would not exercise such authority unless it determined, in the exercise of its fiduciary duties, that adoption of such a plan was appropriate and necessary to achieve the protection of corporate or shareholder interests, as described above.

The proposed new bye-law provisions relating to a staggered board and to business combination transactions with interested shareholders may be disadvantageous to shareholders in that they may discourage a future takeover transaction that is not approved by the Board but which may be favored by a majority of shareholders. For example, a transaction such as a hostile tender offer could provide shareholders with a substantial premium for their shares over the then current market price, but the new bye-law provisions could prevent or discourage consummation of such a transaction. Staggering the terms of directors and increasing the vote required for removal of directors on a staggered board could also make it more difficult to change the existing Board and management of the Company, even if a majority of the shareholders desired to do so. Nonetheless, the Board believes that the proposed new Bye-Laws are in the best interests of shareholders, and strike an appropriate balance between the respective governance authority of the Board and the shareholders.

Other Corporate Governance Provisions

The proposed new Bye-Laws contain other provisions designed to conform to current corporate practice of large publicly held international companies. In this regard, the new Bye-Laws would:

          o increase the quorum requirements for meetings of shareholders from two or more shareholders regardless of the number of shares they hold to holders of a majority of the number of shares outstanding and entitled to vote;

          o permit the Board to establish a record date for shareholders entitled to vote at general meetings;

          o change the vote required to approve an amalgamation to which the Company is a party from three-quarters of the votes cast to a simple majority of each outstanding class of shares;

          o eliminate the current $25,000 limit on annual remuneration for services as a non- executive director and allow directors to receive such fees as the Board determines appropriate; (In the past, ADT had paid additional remuneration to directors for their services on committees of the Board and for other services.)

          o change the voting requirement for alteration of the Bye-Laws from a majority of votes cast to a majority of the issued shares carrying the general right to vote;

          o provide that a director may be removed by the written resolution of 80% of the other directors, in contrast to the existing Bye-Laws that provide for such removal only upon the resolution of all the other directors;

          o establish new procedural requirements for shareholder nomination of directors that include notice of such nomination to the Company at its registered office not less than 60 days nor more than 180 days prior to the scheduled date of an annual general meeting or, if at the time the notice of nomination is given the meeting date is not known, the anniversary of the previous year's annual general meeting and provision of appropriate supporting information;

          o eliminate the requirement that at least one vice president of the Company be a director;

          o eliminate the requirement that the Board manage the affairs of the Company outside the United Kingdom; and

          o    conform  to  changes  in  Bermudian   law  on   exculpation   and
               indemnification of directors and officers.

The proposed new Bye-Laws contain numerous other changes to the existing Bye-Laws, many of which are of a technical nature designed to conform to changes in Bermudian companies legislation or corporate practice transpiring since the adoption or most recent amendment of the Bye-Laws. All the bye-law changes are summarized in greater detail in Appendix I, and the full text of the proposed new Bye-Laws is set forth in Appendix II, to which reference is made hereby.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
THE ADOPTION OF THE PROPOSED NEW BYE-LAWS.


RECEIPT OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, 1981 of Bermuda, the audited financial statements of the Company for the year ended December 31, 1996 and for the nine month period ended September 30, 1997 will be presented at the Meeting. These statements have been approved by the directors of the Company. There is no requirement under Bermudian law that such statements be approved by shareholders, and no such approval will be sought at the Meeting.

SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL GENERAL MEETING

In accordance with the rules established by the SEC, any shareholder proposal intended for inclusion in the proxy statement for next year's annual general meeting of shareholders must be received by the Company no later than [October 29, 1998]. Such proposal should be sent to the Secretary of the Company at The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM 11, Bermuda. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under the Company's Bye-Laws and Bermudian law.

Under the Companies Act, 1981 of Bermuda, any shareholders who represent not less than 5 per cent of the total voting rights of shareholders having the right to vote at the meeting, or who are 100 or more in number, may requisition a resolution at an annual general meeting. A shareholder wishing to move a resolution at an annual general meeting must give notice to the Company of the resolution at the aforementioned address at least six weeks before the meeting.

If the proposed new Bye-Laws are approved, any shareholder wishing to nominate a director at an annual general meeting will be required to provide written notice of such nomination and appropriate supporting information, as set forth in Bye-Law 77 of the new Bye-Laws, to the Company at its registered office not less than 60 calendar days nor more than 180 days prior to the scheduled date of the annual general meeting or, if at the time the notice of nomination is given the meeting date is not known, the anniversary of the previous year's annual general meeting.


REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

Copies of the Company's Transition Report on Form 10-K for Fiscal 1997, as filed with the SEC (without exhibits), are available to shareholders free of charge by writing to Investor Relations: Tyco International Ltd., The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM 11, Bermuda.

GENERAL

The enclosed proxy is solicited on behalf of the Company's Board of Directors. Unless otherwise directed, proxies held by the chairman will be voted to elect the directors named therein and FOR the other proposed resolutions. If any matter other than those described herein properly comes before the Meeting, the chairman will vote the shares represented by such proxies in accordance with his best judgment.

                                   APPENDIX I

                    SUMMARY OF PRINCIPAL DIFFERENCES BETWEEN
               THE EXISTING BYE-LAWS AND THE PROPOSED NEW BYE-LAWS


In this summary, references to the "Companies Act" are to the Companies Act, 1981 of Bermuda, as amended, references to the "1991 Act" are to the ADT Limited Company Act 1991, which modifies certain provisions of the Companies Act in their application to the Company, and references to the "US" and the "UK" are to the United States of America and the United Kingdom, respectively.

1.   INTERPRETATION (NEW BYE-LAW 1)

Both the existing Bye-Laws and the new Bye-Laws make reference to an "officer" of the Company in a number of provisions, including those relating to the exemption and indemnification of officers (see paragraph 32 below). This term, under Bermudian law, includes a director, secretary and (at least for certain purposes) an auditor. The new Bye-Laws define an "officer" so as to exclude any person holding the office of auditor of the Company. The existing Bye-Laws do not contain a corresponding provision.

2. SHARE RIGHTS (NEW BYE-LAW 4)

The existing Bye-Laws set out, in addition to the amount of the common share capital, particulars of the rights attaching to the various classes of authorized but unissued preference share capital of the Company. It is proposed that all the existing preference share capital, except that presently described as First Preference Shares, will be converted into common shares. Accordingly, the new Bye-Laws make provision only for the rights attaching to that remaining class of preference shares; these rights may generally be determined by the Board in the same manner as under the existing Bye-Laws.

3. VARIATION OF RIGHTS (NEW BYE-LAWS 5 & 6)

Both the existing Bye-Laws and the new Bye-Laws provide that the special rights attached to any class of shares may be altered with the written consent of 75 per cent of the issued shares of that class, or with the sanction of a resolution passed by a majority of 75 per cent of the votes cast. Under the existing Bye-Laws, the quorum at any such general meeting is three or more persons holding or representing not less than one-third of the issued shares of the relevant class; under the new Bye-Laws, the number of members required to form a quorum is two holding or representing not less than one-third of the issued shares of that class. Under the existing Bye- Laws, at any adjourned class meeting, two shareholders of the relevant class may constitute a quorum (whatever the number of shares held by them); the new Bye-Laws do not provide for any such reduced quorum at an adjourned meeting.

Both the existing and the new Bye-Laws provide that the rights conferred upon a class of shareholders are not (unless otherwise expressly provided by their terms) deemed to be varied by the creation or issue of further shares ranking pari passu with them. The new Bye-Laws further provide that (i) the creation or issue for full value (as determined by the Board) of further shares ranking in priority to such shares, and (ii) the purchase or redemption by the Company of any of its own shares, will not be deemed to be a variation of their rights.

4. SHARES (NEW BYE-LAWS 7, 8 & 9)

Under the existing Bye-Laws, the Board may issue and deal with the authorized but unissued shares in the capital of the Company, and exercise the powers of the Company to purchase its own shares, to the extent authorized by shareholders in general meeting (which the Board is currently authorized so to do). Under the new Bye-Laws, the Board may exercise these powers without specific authorization of shareholders.

The new Bye-Laws enable shares to be issued in fractional denominations, as permitted by the Companies Act. The existing Bye-Laws do not contain any corresponding provision.

The Companies Act permits the payment of reasonable commission to any person in consideration of his subscribing or processing subscriptions for shares. The new Bye-Laws provide that the Board may, in connection with the issue of any shares, exercise all powers of paying commission and brokerage conferred or permitted by law. The existing Bye-Laws do not contain any corresponding authorization.

5.    ALTERATION OF CAPITAL (NEW BYE-LAWS 14 & 15)

The existing Bye-Laws permit the Company to increase and alter its share capital in a number of ways. The new Bye-Laws also expressly permit the Company to make provision for the issue of shares which do not carry voting rights, to change the currency denomination of its share capital and to convert preference shares into redeemable preference shares, as permitted by the Companies Act. The existing Bye-Laws do not contain any corresponding provision.

6.   LIEN (NEW BYE-LAW 22)

Both the existing and the new Bye-Laws provide that the Company shall have a lien on every share which is not a fully paid share for all moneys payable in respect of that share. The existing Bye-Laws also provide that the Company shall have a lien upon all dividends and other monies payable in respect of shares in respect of certain tax liabilities. The new Bye-Laws do not contain a corresponding provision.

7. REGISTER OF SHAREHOLDERS (NEW BYE-LAW 37)

The Companies Act permits the register of shareholders to be closed for a period not exceeding 30 days in any year. The new Bye-Laws expressly authorize this; the existing Bye-Laws do not contain any corresponding provision.

8. REGISTER OF DIRECTORS AND OFFICERS (NEW BYE-LAW 38)

The Companies Act requires the Company to maintain a register of directors and officers. The new Bye-Laws make express reference to this; the existing Bye-Laws do not contain any corresponding reference.

9.   TRANSFER OF SHARES (NEW BYE-LAWS 40 & 42)

The new Bye-Laws entitle the Board to refuse to register a transfer of shares which is not duly stamped, if required (which is relevant to the transfer of shares on the UK branch register subject to UK stamp duty). The existing Bye-Laws do not contain a corresponding provision.

The existing Bye-Laws permit the Board to refuse to register a transfer of shares by or to a person on whom a notice has been served under existing bye-law 46 (which requires certain information about interests in shares to be provided to the Company) or bye-law 104 (which relates to certain takeover and other transactions affecting the Company). See 14 below. The new Bye-Laws do not contain any corresponding provision.

The new Bye-Laws provide that no fee shall be charged by the Company for registering any transfer or making any entry in the register of shareholders affecting the title to any share. The existing Bye-Laws do not contain any corresponding provision.

10.  TRANSMISSION OF SHARES (NEW BYE-LAWS 44 & 45)

Under the existing Bye-Laws, a person becoming entitled to a share in consequence of the death of a shareholder may obtain registration of the shares in his name or transfer the shares to some other person. Under the new Bye-Laws, this will also apply in the case of a person who becomes entitled to a share in consequence of the bankruptcy of a shareholder or any other event giving rise to its transmission by operation of law. Any person becoming so entitled may also exercise all rights in respect of the share as if he were the registered shareholder. In all cases, the rights of the person so entitled are dependent upon production of sufficient evidence of his entitlement.

The new Bye-Laws further provide that the Board may require a person entitled by transmission to a share to elect to be registered as the holder or to transfer the share and, if this is not done within 60 days of written notice to that effect, the Board may withhold payment of dividends and other monies. The existing Bye-Laws do not contain a corresponding provision.

11. GENERAL MEETINGS (NEW BYE-LAW 47)

Under the Companies Act and the existing Bye-Laws, the Board is required to convene a special general meeting upon the written requisition of shareholders holding at least 10 per cent of the paid up share capital of the Company entitled to vote at a general meeting. Under the new Bye- Laws, a meeting requisitioned by shareholders must be convened for a date which is not more than 6 months after the delivery of the requisition. The existing Bye-Laws do not impose any such requirement.

12. NOTICE OF GENERAL MEETINGS (NEW BYE-LAW 48)

The existing Bye-Laws enable shareholders' meetings to be convened on not less than 5 days' notice. Under the new Bye-Laws, at least 20 clear days' notice is required to be given of any shareholders' meeting (other than an adjourned meeting).

13. PROCEEDINGS AT GENERAL MEETINGS (NEW BYE-LAWS 50 TO 57)

Under the existing Bye-Laws, the chairman of the Board or, in his absence, the president acts as chairman at all meetings of shareholders; in the absence of the chairman and the president, a vice-president is elected as chairman by those shareholders present or, failing all of them, another person is so elected. Under the new Bye-Laws, in the absence of the chairman and the president, a director present may act as chairman or, if no director is present and willing to act, any director(s) present may appoint another officer as chairman. In default, the shareholders present may elect any officer or, if no officer is present and willing to act, one of their number as chairman.

Under the existing Bye-Laws, the quorum at any shareholders meeting is two shareholders present in person or by proxy. Under the new Bye-Laws, two or more shareholders present in person or by proxy together holding or representing more than 50 per cent of the issued shares carrying the right to vote at the meeting constitute a quorum.

The existing Bye-Laws provide that a meeting may be validly called by shorter notice if it is so agreed, in the case of an annual general meeting, by all the shareholders entitled to vote thereat and, in the case of any other meeting, by a majority in number of shareholders entitled to vote thereat together holding not less than 95 per cent of the shares giving that right. The new Bye- Laws do not contain any corresponding provision, but the Companies Act (which contains provisions to the same effect) will nevertheless continue to apply to the Company.

The new Bye-Laws contain provisions (i) which permit a meeting of shareholders or any class of shareholders to be held by means of such communications equipment as the Board approves and (ii) which enable the Board to arrange satellite meetings, so that presence at a satellite meeting will constitute attendance at the principal meeting and enable shareholders to vote at it. The existing Bye-Laws do not contain any similar provision, although the Companies Act generally permits meetings of shareholders to be held by such communication facilities as permit all persons participating in the meeting to communicate with one another.

Under the Companies Act, a director is, upon written request, entitled to receive notice of, and to attend and be heard at, all general meetings. The new Bye-Laws expressly provide that each director is entitled to attend and speak at meetings of shareholders or any class of shareholders. The existing Bye-Laws do not contain a corresponding provision.

The new Bye-Laws provide that the Board may make security arrangements which it considers appropriate relating to the holding of meetings of shareholders or any class of shareholders, which may include the requirement for persons attending to be searched, and admission to a meeting may be refused if such arrangements are not complied with. The existing Bye-Laws do not contain a similar provision.

Under the Companies Act, a shareholder wishing to move a resolution at an annual general meeting must give notice to the Company of the resolution at least 6 weeks before the meeting. Any shareholders who represent not less than 5 per cent of the total voting rights of shareholders having the right to vote at the meeting, or who are 100 or more in number, may requisition a resolution at an annual general meeting. Under the new Bye-Laws, a resolution may only be put to a vote at a meeting if (i) it is proposed by or at the direction of the Board,
(ii) it is proposed at the direction of the Supreme Court of Bermuda, (iii) it is proposed on the requisition of shareholders in the manner described above or
(iv) the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting. The chairman of the meeting also has discretion to determine whether any amendment to a resolution may properly be put to a vote. The existing Bye-Laws do not contain any corresponding provisions.

Under Bermudian law, the chairman of the meeting has an inherent power to adjourn it if the adjournment is necessary in order to facilitate the proper conduct of the business of the meeting. The new Bye-Laws contain express power for the chairman of a meeting to adjourn a meeting if, in his opinion, it would facilitate the conduct of the business of the meeting. This is in addition to the other circumstances in which a meeting may be adjourned, under both the existing and the new Bye-Laws.

The existing Bye-Laws provide that, when a meeting is adjourned for more than 5 days, notice of the adjourned meeting is to be given in such manner as the Board considers expedient. Under the new Bye-Laws, not less than 10 clear days' notice of an adjourned meeting must be given when a meeting is adjourned for 3 months or more or sine die, but otherwise it is not necessary to give notice of an adjourned meeting.

14. VOTING (NEW BYE-LAWS 60, 61, 64, 66 & 68)

Under the existing Bye-Laws, a proxy for a shareholder may vote on a poll, but not on a show of hands, although the Companies Act contemplates that a proxy should also vote on a show of hands. Under the new Bye-Laws, a proxy is expressly authorized to vote on a show of hands, as well as on a poll. The existing Bye-Laws provide that a poll may be demanded on any resolution by the chairman of the meeting, or by at least three shareholders present in person or by proxy, or by a shareholder or shareholders present in person or by proxy holding shares conferring the right to vote at such meeting on which an aggregate sum has been paid equal to at least one-tenth of the total sum paid on all such shares. The new Bye-Laws provide that a poll may also be demanded by shareholders present in person or by proxy holding not less than one- tenth of the total voting rights of all shareholders having the right to vote at the meeting.

The existing Bye-Laws provide that a poll is to be taken in the manner provided by the Companies Act, which authorizes the chairman to direct the manner of taking the poll. The new Bye-Laws provide that a poll demanded on any question (other than on the election of the chairman or the question of adjournment of the meeting) shall be taken at such time, either at the meeting or within 60 days after the meeting, as the chairman of the meeting may direct.

In the case of an equality of votes, whether on a show of hands or a poll, the Companies Act provides that the chairman of the meeting shall be entitled to a second or casting vote, unless the bye-laws otherwise provide. The existing Bye-Laws do not contain any contrary provision; the new Bye-Laws provide that the chairman of the meeting shall not be entitled to a second or casting vote.

The new Bye-Laws provide that a shareholder who is a patient for the purposes of any applicable law relating to mental health or is subject to an order of any competent court protecting a person incapable of managing his own affairs may vote by his receiver or other applicable person appointed by such court, subject to evidence of authorization being produced to the Company. The existing Bye-Laws do not contain any corresponding provision.

The new Bye-Laws provide that any objection to the qualification of a voter or to the counting of votes must be raised at the time of the vote and shall be referred to the chairman of the meeting for decision. The existing Bye-Laws do not contain any corresponding provision.

The existing Bye-Laws provide that a shareholder is not entitled (except as proxy for another shareholder) to attend or vote at any meeting if he has been served, and has failed to comply, with a notice under the bye-laws requiring him to make an offer in accordance with the UK City Code on Takeovers and Mergers (the "City Code"), as applied by the existing Bye-Laws, or in accordance with the existing Bye-Laws. A shareholder also loses the right to vote for a period of 180 days if he acquires 3 per cent or more of the issued share capital of any class of the Company, either alone or with others, and fails to notify the Company of such acquisition within 2 days or, if he already possesses 3 per cent or more, he fails to notify the Company of any change in his interests amounting to 1 per cent or more of the share capital of any class, and such shareholder is notified by the Board of such loss of right. In addition, the existing Bye- Laws provide that any person who is known or believed by the Company to be interested in common shares and has failed to comply with the notice from the Company requesting specified information regarding his interests in shares loses the right to vote for the period during which he fails to comply with the notice, plus an additional 90 days. The new Bye-Laws do not contain any corresponding provisions.

15. PROXIES AND CORPORATE REPRESENTATIVES (NEW BYE-LAWS 69 TO 73)

Under the existing Bye-Laws, no person who is not a shareholder may be appointed as a proxy. Under the new Bye-Laws, a proxy need not be a shareholder.

The new Bye-Laws enable a shareholder to appoint a proxy, with or without the power of substitution. The existing Bye-Laws do not contain any express reference to the appointment of a proxy with a power of substitution.

Under the Companies Act, a shareholder which is a corporation may appoint a person to act as a representative at any meeting of shareholders or any class of shareholders. The existing Bye-

Laws require an instrument appointing a proxy or evidencing the appointment of a corporate representative to be deposited not less than 24 hours (or such shorter time as may be stated in the form of proxy circulated with the notice of the meeting) before the holding of the meeting in question. The new Bye-Laws require an instrument appointing a proxy or a corporate representative to be deposited by such time as is specified by the Board for the purpose or, if no such time is specified, at any time prior to the holding of the relevant meeting.

The new Bye-Laws also permit a shareholder to appoint a standing proxy or, in the case of a shareholder which is a corporation, a standing representative, which appointment becomes effective 24 hours after it is lodged and remains valid for voting at all meetings until it is revoked, subject to the production of such evidence as the Board may require as to the execution and continuing validity of the proxy or authorization. The existing Bye-Laws do not contain any corresponding provision.

The new Bye-Laws provide that a vote given by proxy shall be valid notwithstanding the death or insanity of the principal or revocation of the proxy, unless notice of the relevant event was received by the Company at least one hour before the vote in question. The new Bye-Laws also contain a general power for the Board to waive the requirements for the appointment of proxies or representatives and to permit the deposit of instruments by telecopier or similar means. The existing Bye-Laws do not contain any similar provisions.

16.  AMALGAMATIONS (NEW BYE-LAW 74)

Under the Companies Acts, any amalgamation between the Company and another company requires approval by shareholders by a 75 per cent majority of the votes cast, unless the bye- laws otherwise provide. The new Bye-Laws require any such amalgamation to be approved by a majority of the directors and by a resolution approved by the holders of a simple majority of each class of shares. The existing Bye-Laws do not contain any similar provision.

17. BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS (NEW BYE-LAW 75)

The new Bye-Laws provide that the Board shall not effect a "business combination" involving the Company and an "interested shareholder" for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person who owns, individually or with or though certain other persons, 15 per cent or more of the Company's outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person has voting rights only). The three-year moratorium imposed on business combinations does not apply if (i) prior to the date on which such shareholder becomes an interested shareholder the Board approves either the business combination or the transaction that resulted in the person becoming an interested shareholder; (ii) upon consummation of the transaction that made it an interested shareholder, the interested shareholder owns at least 85 per cent of the Company's voting shares outstanding at the time the transaction commenced (excluding from the 85 per cent calculation shares owned by directors who are also executives or employees of the Company and shares held by employee share plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested shareholder, the Board approves the business combination and it is also approved at a general meeting of shareholders by two-thirds of the outstanding voting shares not owned by the interested shareholder.

The existing Bye-Laws do not contain any provision regulating transactions with interested shareholders, but they do provide that the Board may require a person to make an offer to shareholders if, whether as a result of one transaction or a series of transactions, he would be obliged to make an offer under the rules of the City Code, if it applied to the Company. The City Code provides that where any person (and persons acting in concert with him) acquires shares which carry 30 per cent or more of the voting rights of a company, that person must make an offer for all shares of any class of equity share capital (whether voting or non voting) and also any voting non-equity share capital in which any such person or persons hold shares. The offer must be for cash or offer a cash alternative, in each case of not less than the highest price paid (in cash or otherwise) for shares of the same class by the offeror, or anyone acting in concert with the offeror, during the offer period and within the 12 months prior to its commencement. The existing Bye-Laws also contain a similar provision which expressly permits the Board to require an offer to be made in an analogous situation and, where a person has acquired, or is in the process of acquiring shares in circumstances where that person would be subject to the UK Rules governing Substantial Acquisitions of Shares ("SARs"), to give notice in writing requiring that person to comply with the SARs and, if he fails to do so, to require the disposal by that person of any interest in shares acquired. The SARs provide that a person may not, in any period of 7 days, acquire shares representing 10 per cent or more of the voting rights in a company if those shares, when aggregated with shares already held by the purchaser, would carry 15 per cent or more (but less than 30 per cent) of the voting rights of the Company. The SARs do not apply to an acquisition from a single shareholder if such acquisition is the only acquisition within a 7 day period, or to a person who acquires 30 per cent or more of the voting rights in a company. The new Bye-Laws do not contain any corresponding requirements or provisions.

18.  APPOINTMENT AND REMOVAL OF DIRECTORS (NEW BYE-LAWS 76 TO 80)

The existing Bye-Laws provide that the number of directors shall be such number, not less than two, as the shareholders in general meeting from time to time determine. The new Bye-Laws provide that the number of directors shall be not less than three nor more than 21.

Under Bermudian law, the election of directors may be regulated by the bye-laws or otherwise determined by the shareholders in general meeting. The existing Bye-Laws do not prescribe any particular term of office for a director (except one appointed to fill a casual vacancy) or require directors to retire at each annual general meeting, although the Company's practice has been for all the directors to retire and seek re-election at each annual general meeting. The 1991 Act provides that the directors shall be subject to retirement by rotation in such manner as the bye- laws may provide.

Under the new Bye-Laws, unless the Board is classified for retirement by rotation, directors are appointed at each annual general meeting or at a special general meeting called for the purpose.

The Board may also, if authorized by shareholders, by resolution passed with the approval of a majority of the directors, appoint additional directors up to a number specified in the shareholders' resolution and, so long as a quorum remains in office, fill any vacancy occurring in the Board. Unless the Board is classified, all directors retire from office at each annual general meeting, but are then eligible for re-election. The new Bye-Laws provide that the Board may, by resolution passed with the approval of a majority of the directors, at any time determine that the Board shall be classified into three classes and be subject to retirement by rotation, so that each class retires at the annual general meeting in the third year after its election. In such event, the new Bye-Laws provide that the only directors that may be appointed shall be those of the class subject to retirement by rotation at any particular annual general meeting, that a director may only be removed from office by a resolution passed at a special general meeting called for the purpose by a majority of not less than 80 per cent of all the votes capable of being cast by all shareholders having the general right to vote at general meetings of the Company or by written notice signed by not less than 80 per cent in number of the directors then in office and that vacancies in the Board may generally be filled solely by a majority of the directors then in office.

Under the existing Bye-Laws, no person other than a director retiring at a meeting or recommended for election by the Board is eligible for election as a director unless not less than six nor more than 28 clear days before the meeting notice in writing has been given by a shareholder entitled to attend and vote at the meeting of his intention to propose such person for election, together with notice in writing signed by the nominee of his willingness to be elected. Also, a director must be a shareholder of the Company.

Under the new Bye-Laws, no person is eligible for election as a director unless he has been recommended for election by the Board or, in the case of an annual general meeting, he is a retiring director or he has been nominated for election by shareholders. A director need not be a shareholder. To be timely, a shareholder's notice of nomination must be given in writing to the secretary at the registered office (in relation to an annual general meeting) not less than 60 days nor more than 180 days prior to the scheduled date of the general meeting or, if at the time of the notice of nomination is given the date of that meeting is not known, the anniversary of the previous year's annual general meeting or, in relation to a special general meeting, within 10 days after the meeting is announced. Such a notice must contain particulars of the nomination and certain information required by section 14 of, and schedule 14A under, the US Securities Exchange Act of 1934, as amended, and be accompanied by the written consent of the nominee to his serving as a director if elected.

Under the existing Bye-Laws, a director may be removed from office at any time by a resolution of shareholders to that effect or by a written resolution signed by all the other directors. Under the new Bye-Laws, a director may be removed from office by a resolution of shareholders passed at a special general meeting called for the purpose (or, if the Board is classified, by a resolution passed by an 80 per cent majority of all the votes capable of being cast, as described above) or by written notice signed by not less than 80 per cent of the number of directors then in office.

19. RESIGNATION AND DISQUALIFICATION OF DIRECTORS (NEW BYE-LAW 81)

Under the existing Bye-Laws, the office of a director is vacated if he ceases to be a shareholder or if he resigns by notice in writing. Under the new Bye-Laws, the office of a director will be vacated if he resigns, if he becomes of unsound mind (and the Board resolves that his office is vacated), if he becomes bankrupt or compounds with his creditors, if he is prohibited by law from being a director, or if he ceases to be a director by virtue of the Companies Act.

20. ALTERNATE DIRECTORS (NEW BYE-LAW 82)

Under the existing Bye-Laws, any general meeting of shareholders may elect persons to act as alternate directors to designated directors and authorize the directors to appoint such alternate directors. Under the new Bye-Laws, a director may appoint an alternate director without any specific authorization on the part of shareholders. The appointment of an alternate director who is not a director in his own right is subject to the approval of a majority of the directors or a resolution of the Board, which may also remove any alternate director from office.

21. DIRECTORS' REMUNERATION AND EXPENSES (NEW BYE-LAW 85)

Under the existing Bye-Laws, each director (other than any director holding an executive office or employment with the Company or a subsidiary) may be paid a fee not exceeding $25,000 per annum as the Board from time to time determines, or such larger sum as the shareholders in general meeting from time to time determine. Under the new Bye-Laws, a director is entitled to receive such fees, if any, as the Board from time to time determines. Both the existing Bye- Laws and the new Bye-Laws provide that a director who performs special services may be paid extra remuneration, as determined by the Board, and also provide for directors to be reimbursed all expenses properly incurred in discharging their duties. The new Bye-Laws provide that the Board may decide to satisfy all or part of any director's or other officer's remuneration in the form of shares or other securities of the Company or a subsidiary, or options or rights to acquire such shares or other securities, on such terms as the Board may decide. The existing Bye-Laws do not contain any similar provision.

22. POWERS OF THE BOARD (NEW BYE-LAWS 87, 90 & 91)

The existing Bye-Laws require the Board to manage the Company's business outside the UK. The new Bye-Laws do not contain any territorial restriction on the Board's management powers.

The new Bye-Laws contain an express power for the Board to exercise the Company's powers to provide benefits, such as pensions, for any person (including any director or former director) who has held any executive office or employment with, or whose services have been of benefit to, the Company or any affiliate of the Company or their predecessors in business. There is no corresponding provision in the existing Bye-Laws, although the memorandum of association of the Company contains a similar power.

The existing Bye-Laws empower the Board to appoint a director as chief executive officer, to fix his remuneration and to confer upon him such powers as the Board considers expedient. The existing Bye-Laws also require the Board to exercise a general supervision over the financial affairs of the Company and enable the Board to appoint a supervisor to perform this role, subject to the directions of the Board. The new Bye-Laws contain a general power for the Board to appoint any director to any executive office with the Company on such terms as the Board may determine. They also enable the Board to delegate to any officer any of the Board's powers, authorities and discretions.

23. PROCEEDINGS OF THE BOARD (NEW BYE-LAWS 95 TO 99)

The existing Bye-Laws preclude any board meeting being held in the UK. The new Bye-Laws do not contain any corresponding restriction.

Under the existing Bye-Laws, any director may summon a meeting of the Board, and the quorum at any board meeting is two directors unless otherwise fixed by the Board. Under the new Bye-Laws, a board meeting may be summoned by the Chairman (or, if there is no Chairman, by the President), by one-third or more in number of the directors for the time being in office or, if more than 90 days has elapsed since the last board meeting, by any one director. A quorum at any board meeting is two directors or a majority of the directors then in office and eligible to vote at the meeting, whichever is the higher number.

Both the existing Bye-Laws and the new Bye-Laws provide that a director may not vote or be counted in the quorum in relation to any proposal in which he has a material interest, subject to certain exceptions. Under the new Bye-Laws, this restriction will also apply in relation to any proposal in which a connected person of a director has an interest, and connected persons include certain members of a directors' family, certain trusts for the benefit of the director or his family, and certain companies in which the director or his family have an interest.

The new Bye-Laws provide that, so long as two directors remain in office, the remaining directors may act notwithstanding any vacancy in the Board but, if less than two directors remain in office, the sole remaining director may act only for the purposes of calling a shareholders' meeting and of nominating a person or persons for election to the Board. The existing Bye- Laws do not contain a corresponding provision.

24.  OFFICERS (NEW BYE-LAW 104)

The existing Bye-Laws provide that the officers of the Company shall consist of a president (who must be a director), one or more vice presidents (one of whom must be a director), the secretary and such other officers as the directors may from time to time determine, and that such officers shall be appointed or elected by the Board. The existing Bye-Laws also permit the appointment of other officers, including a treasurer. Under the 1991 Act, the Company is only required to have a chairman but may have such other officers as the bye-laws may provide. Under the new Bye-Laws, the Company is required to have a chairman, who is elected by the Board from among its members, and may also have such other officers (who need not be directors) as the Board may from time to time determine.

25.  DIVIDENDS (NEW BYE-LAW 109 TO 114)

Under the existing Bye-Laws, cash dividends are generally declared in US dollars, but shareholders with registered addresses in the UK may elect to receive dividends in pounds sterling and the Board may arrange for payments to persons outside the US or the UK to be made in the currency of the country in which the shareholder concerned has his registered address. Under the new Bye-Laws, dividends are generally declared in US dollars, but the Board may from time to time decide that dividends payable to those shareholders with a registered address in a particular territory shall be declared or paid in a currency other than US dollars. The new Bye-Laws also provide that no dividend or other monies payable in respect of a share shall bear interest against the Company unless the terms of issue of the share otherwise provide. The existing Bye-Laws do not contain a corresponding provision.

The new Bye-Laws authorize the payment of dividends and other sums to shareholders by cheque, warrant or other means approved by the Board, or by bank or other funds transfer system, and provide that the payment of dividends to any shareholder may be suspended if dividend payments are uncashed or returned to the Company on two consecutive occasions, or on a single occasion if after reasonable enquiries the Company is unable to establish an address or account for payment to that shareholder. The existing Bye-Laws do not contain any corresponding provisions.

26.  CAPITALIZATION OF  RESERVES (NEW BYE-LAWS 118 & 119)

Both the existing Bye-Laws and the new Bye-Laws enable (i) a capitalization issue to be made on terms that a shareholder may elect to receive cash in lieu of all or part of his entitlement to bonus shares and (ii) a dividend to be declared with a stock dividend alternative. The existing Bye-Laws provide that payments under any such arrangements made to shareholders with registered addresses in the UK shall be made in pounds sterling and, in the case of (ii) above, prescribe a formula for calculating the basis of entitlement to the stock dividend alternative. The new Bye-Laws contain general power for the Board to decide that payment under (i) above should be made to shareholders with registered addresses in a particular territory in a currency other than US dollars and to determine the basis of allotment under (ii) above so that it is, as nearly as may be considered convenient, equal to the value of the cash dividend foregone. The new Bye-Laws also enable the Board to establish a procedure for election mandates under which future dividends may be satisfied by the issue of fully paid shares in the Company. The existing Bye-Laws do not contain a corresponding provision.

27.  RECORD DATES (NEW BYE-LAW 120)

The new Bye-Laws contain an express power to fix record dates for distributions and issues and for the entitlement to receive notice of general meetings or other documents and for the purposes of determining which persons are entitled to attend and vote at any general meeting, but a record date for voting entitlements may not be more than 60 days before the date of the relevant meeting. The existing Bye-Laws do not contain any corresponding provision.

28.  ACCOUNTING RECORDS (NEW BYE-LAWS 122 & 123)

The Companies Act requires the Board to lay the Company's audited financial statements before shareholders in general meeting. The existing Bye-Laws require this to be done at the annual general meeting in each year and also require the auditors' report to be read to the meeting, neither of which is required by the Companies Act. The new Bye-Laws simply require audited financial statements to be prepared and presented to shareholders in accordance with the requirements of the Companies Act.

29.  AUDITORS (NEW BYE-LAW 124)

The Companies Act requires auditors to be appointed at each annual general meeting to hold office until the close of the next annual general meeting. The existing Bye-Laws provide that at the annual general meeting or at a subsequent special general meeting in each year auditors shall be appointed to hold office until the shareholders appoint other auditors. The existing Bye- Laws also expressly require the auditors to examine certain books and records of the Company and to report to the shareholders and that the report of the auditors be read at the general meeting at which the audited balance sheet is presented. The new Bye-Laws simply provide for the appointment of auditors and the regulation of their duties in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Act as the Board may from time to time determine.

30. UNTRACED SHAREHOLDERS (NEW BYE-LAW 125)

The existing Bye-Laws permit the Company to sell the shares of a shareholder in certain circumstances, which include the expiry of a period of six years during which no dividends or other documents despatched to the shareholder have been claimed and no indication has been received of the whereabouts or existence of the shareholder in question. The new Bye-Laws contain a similar provision, but provide that the relevant period (during which no communication has been received from the relevant shareholder) shall be 12 years, during which at least three cash dividends must have been paid and not claimed. The new Bye-Laws also extend the power of sale to any shares which have been issued in right of a share held by such a shareholder.

31.  SERVICE OF NOTICES AND OTHER DOCUMENTS (NEW BYE-LAWS 126 TO 130)

The existing Bye-Laws provide that a notice sent through the post to a shareholder is deemed to have been served at the expiration of 24 hours after it was posted. The new Bye-Laws provide that service of such a document will be deemed to have occurred on the second day after the notice was posted.

The new Bye-Laws also make provision for the service of notices by telecopier or similar means, for the advertisement in an appropriate newspaper of notices during a period when postal services are disrupted and for the suspension of a shareholder's right to receive communications if two consecutive communications have been returned to the Company undelivered. The existing Bye-Laws do not contain any corresponding provisions.

32.  EXEMPTION AND INDEMNIFICATION OF OFFICERS (NEW BYE-LAWS 133 & 134)

The Companies Act permits a company to exempt an officer from, and to indemnify him in respect of, any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the officer may be guilty in relation to the Company or any subsidiary, except as regards any liability resulting from fraud or dishonesty. The new Bye-Laws provide that, so long as he has acted honestly and in good faith with a view to the best interests of the Company, no officer shall be liable in respect of any negligence, default or breach of duty in relation to the Company or any subsidiary, or for any loss, misfortune or damage which may happen in or arising out of the actual or purported execution or discharge of his duties, to the fullest extent permitted by the Companies Act. The existing Bye-Laws contain a similar provision for exemption from liability, except in so far as it arises through the director's own wilful negligence, wilful default, fraud or dishonesty.

The existing Bye-Laws provide that every director, secretary and other officer of the Company shall be indemnified by the Company against all costs, losses and expenses for which any such director or officer may be liable by reason of any contract entered into, or any act or thing done by such director or officer in the discharge of his duties, to the fullest extent permitted by the Companies Act. The new Bye-Laws provide for the indemnification of every director and every officer (including an alternate director, a member of a board committee and any person acting in such capacity in the reasonable belief that he has been so appointed or elected, notwithstanding any defect in his appointment or election) and the estate and personal representatives of any such person against all liabilities, losses, damages or expenses arising out of the actual purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office, including liabilities and losses arising by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company or any subsidiary, to the fullest extent permitted by the Companies Act.

33. ALTERATION OF BYE-LAWS (NEW BYE-LAW 135)

Any alteration of the existing Bye-Laws requires that it be confirmed by shareholders at a subsequent general meeting, by a simple majority of the votes cast. Any alteration of the new Bye-Laws will require confirmation by resolution approved by shareholders holding not less than a majority of the issued shares carrying the general right to vote. In addition, any alteration of new bye-law 75 regarding business combinations with interested shareholders (see 17 above) will require the confirmation of a resolution passed by a majority of not less than 80 per cent of all the votes capable of being cast by all shareholders having the general right to vote, except for an amendment approved by a majority of the continuing directors (as defined in that bye-law).

                                   APPENDIX II

                                       NEW

                                    BYE-LAWS

                                       OF

                             TYCO INTERNATIONAL LTD.

                           (Effective from o o , 1998)


                                 INTERPRETATION

1.   In these Bye-Laws, unless the context otherwise requires:

               (i) "Bermuda" means the Islands of Bermuda;

               (ii) "Board" means the Board of Directors for the time being of the Company;

               (iii) "Bye-Laws" means these Bye-Laws in their present form or as from time to time amended;

               (iv) "clear days" means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

               (v) "Common  Shares" means the Common Shares of par value US$0.20
          per  share  (or  such  other  par  value  as  may   result   from  any
          reorganisation of capital) in the capital of the Company;

               (vi) "Companies Acts" means every Bermuda statute, regulation and order from time to time in force concerning companies insofar as the same applies to the Company including (and as modified by) the ADT Limited Company Act, 1991 (ADT Limited being the former name of the Company);

               (vii)  "Company"  means  Tyco   International   Ltd.,  a  company
          incorporated in Bermuda;

               (viii) "Director" means a director for the time being of the Company;

               (ix) "Officer" means a Director, Secretary, or other officer of the Company appointed pursuant to Bye-Law 104, but does not include any person holding the office of auditor in relation to the Company;

               (x) "paid up" means paid up or credited as paid up;

               (xi) "person entitled by transmission" means a person whose entitlement to a share in consequence of the death or bankruptcy of a Shareholder or of any other event giving rise to its transmission by operation of law has been noted in the Register;

               (xii) "Preference Shares" means the 125,000,000 Preference Shares of par value US$1 per share (or such other par value as may result from any reorganisation of capital) in the capital of the Company;

               (xiii) "Register" means the Register of Shareholders of the Company and includes any branch register;

               (xiv) "Registered Office" means the registered office for the time being of the Company;

               (xv) "Resolution" means a resolution of the Shareholders or, where required, of a separate class or separate classes of
          Shareholders, adopted in general meeting in accordance with the provisions of these Bye-Laws;

               (xvi) "Seal" means the common seal of the Company and includes any duplicate seal;

               (xvii) "Secretary" means the Secretary of the Company or, if there are joint Secretaries, any of the joint Secretaries and includes a deputy or assistant Secretary and any person appointed by the Board to perform any of the duties of the Secretary;

               (xviii) "Shareholder" means a member of the Company;

               (xix) "share" means any share in the capital of the Company;

               (xx) "subsidiary" has the same meaning as in Section 86 of the Companies Act 1981, except that references in that Section to a company shall include any body corporate or other legal entity, whether incorporated or established in Bermuda or elsewhere; and

               (xxi) "US dollars" or US$" means United States dollars.

2.   For the purposes of these Bye-Laws, unless the context otherwise requires:

               (i) a corporation shall be deemed to be present in person at a meeting if its representative, duly authorised pursuant to these Bye-Laws, is present;

               (ii) words importing only the singular number include the plural number and vice versa;

               (iii) words importing only one gender include the other genders;

               (iv) references to a company include any body corporate or other legal entity, whether incorporated or established in Bermuda or elsewhere:

               (v) references to a person include any company, partnership or other body of persons, whether corporate or not, any trust and any government, governmental body or agency or public authority, whether of Bermuda or elsewhere;

               (vi)  references  to  writing  include   typewriting,   printing,
          lithography,   photography   and  other  modes  of   representing   or
          reproducing words in a legible and non-transitory form;

               (vii) references to a dividend include a distribution out of contributed surplus or any other distributable reserve;

               (viii) any words or expressions defined in the Companies Acts, if not otherwise defined in or given a particular meaning by these Bye-Laws, have the same meaning in these Bye-Laws, except that the definition of "attorney" shall not apply;

               (ix) any reference to any statute or statutory provision (whether of Bermuda or elsewhere) includes a reference to any modification or re-enactment of it for the time being in force and to every rule, regulation or order made under it (or under any such modification or re-enactment) and for the time being in force and any reference to any rule, regulation or order made under any such statute or statutory provision includes a reference to any modification or replacement of such rule, regulation or order for the time being in force; and

               (x) references to shares carrying the general right to vote at general meetings of the Company are to those shares (of any class or series) carrying the right to vote, other than shares which entitle the holders to vote only in limited circumstances or upon the occurrence of a specified event or condition (whether or not those circumstances have arisen or that event or condition has occurred).

                                REGISTERED OFFICE

3. The Registered Office shall be at such place in Bermuda as the Board from time to time decides.

                                  SHARE RIGHTS

4. (a) Subject to the Companies Acts and to the rights conferred on the holders of any other class of shares, any share in the Company may be issued with such preferential, deferred, qualified or special rights, privileges or conditions as the Company may by Resolution decide or, if no such Resolution is in effect or insofar as the Resolution does not make specific provision, as the Board may from time to time determine.

         (b) Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including the Preference Shares) which
(i) are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or (ii) are liable to be redeemed at the option of the Company and/or the holder. The terms and manner of redemption of any Preference Shares shall be as the Board may by resolution determine before the allotment of such shares and the terms and manner of redemption of any other redeemable preference shares shall be either (i) as the Company may by Resolution determine or (ii) insofar as the Board is so authorised by any Resolution, as the Board may by resolution determine before the allotment of such shares. Any such Resolution or resolution of the Board for the time being in force shall be attached as an appendix to (but shall not form part of) these Bye-Laws.

         (c) The rights attaching to the Preference Shares shall be as follows:

               (i)  Each  Preference  Share  shall  have  attached  to  it  such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Common Shares or voting or otherwise, as the Board may determine on or before its allotment.

               (ii) The Board may allot the Preference Shares in more than one series and, if it does so, may designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Preference Shares.

               (iii) The particular rights and restrictions attached to any Preference Share shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any Preference Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws.

               (iv) The Board shall not attach to any Preference Share any right or restriction which would alter or abrogate any of the special rights attached to any other class of preference shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the terms of issue of such preference shares.

                               VARIATION OF RIGHTS

5. (a) Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of shares for the time being in issue may, unless otherwise expressly provided in the rights attaching to or by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up), be altered or abrogated with the consent in writing of the holders of not less than 75 per cent. in nominal value of the issued shares of that class or with the sanction of a Resolution passed at a separate general meeting of the holders of shares of that class by a majority of not less than 75 per cent. of the votes cast.

         (b) All the provisions of these Bye-Laws relating to general meetings of the Company shall apply mutatis mutandis to any separate general meeting of any class of Shareholders, except that:

               (i) the necessary quorum shall be two or more Shareholders present in person or by proxy together holding or representing not less than one-third in nominal amount of the issued shares of the relevant class; provided that, if the relevant class of Shareholders has only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum;

               (ii) each holder of shares of the class shall, on a poll, have one vote in respect of each share of the class held by him; and

               (iii) a poll may be demanded by any one holder of shares of the class, whether present in person or by proxy.

6. The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered or abrogated by
(i) the creation or issue of further shares ranking pari passu with them, (ii) the creation or issue for full value (as determined by the Board) of further shares ranking as regards participation in the profits or assets of the Company or otherwise in priority to them or (iii) the purchase or redemption by the Company of any of its own shares.

                                     SHARES

7. (a) Subject to the provisions of these Bye-Laws, the unissued shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options or other rights over or otherwise deal with or dispose of them to such persons, at such times and for such consideration and generally on such terms and conditions as the Board may from time to time determine.

         (b) Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a share in a fractional denomination shall have, in proportion to the fraction of a whole share which it represents, all the rights of a whole share, including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

8. The Board may, in connection with the issue of any shares, exercise all powers of paying commission and brokerage conferred or permitted by law.

9. Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Board may exercise the power of the Company to purchase its own shares, whether in the market, by tender or by private treaty, at such prices and otherwise on such terms and conditions as the Board may from time to time determine.

10. Except only as otherwise provided in these Bye-Laws, as ordered by a court of competent jurisdiction or as otherwise required by law, the Company shall be entitled to treat the registered holder of any share or any fractional part of a share as the absolute owner of it and accordingly no person shall be recognised by the Company as holding any share or any fractional part of a share upon trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any interest or other right in any share or in any fractional part of a share except an absolute right to the entirety of the share or to the fractional part of a share in the registered holder of it.

                               INCREASE OF CAPITAL

11. The Company may from time to time increase its capital by such sum, to be divided into shares of such par value, as the Company by Resolution shall prescribe.

12. The Company may, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

13. The new shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

                              ALTERATION OF CAPITAL

14.  (a) The Company may from time to time by Resolution:

               (i) divide its shares into several classes and attach to them respectively any preferential, deferred, qualified or special rights, privileges or conditions;

               (ii) consolidate and divide all or any of its share capital into shares of larger par value than any of its existing shares;

               (iii) sub-divide its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

               (iv) make provision for the issue and allotment of shares which do not carry any voting rights;

               (v) cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled; and

               (vi) change the currency denomination of its share capital.

         (b) Where any difficulty arises in regard to any division, consolidation or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the Shareholders who would have been entitled to the fractions, except that any proceeds in respect of any holding which are less than a sum fixed by the Board may be retained for the benefit of the Company. For the purpose of any such sale the Board may authorise some person to transfer the shares representing fractions to the purchaser, who shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

15. Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution convert any preference shares into redeemable preference shares.

                              REDUCTION OF CAPITAL

16. Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction in any manner of its issued share capital (but not to a sum less than the minimum share capital prescribed by its memorandum) or any share premium account.

17. In relation to any such reduction, the Company may by Resolution determine the terms upon which the reduction is to be effected, including, in the case of a reduction of part only of a class of shares, those shares to be affected.

                                  CERTIFICATES

18. (a) Shares shall be issued in registered form. Unless otherwise provided by the terms of issue of any particular shares, each Shareholder shall, upon becoming the holder of any share, be entitled to a share certificate for all the shares of each class held by him (and, on transferring a part of his holding, to a certificate for the balance), but the Board may decide not to issue certificates for any shares held by, or by the nominee of, any securities exchange or operator of any clearance or settlement system except at the request of any such person. In the case of a share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

         (b) Share certificates shall be in such form as the Board may from time to time prescribe, subject to the requirements of the Companies Acts. No fee shall be charged by the Company for issuing a share certificate.

19. If a share certificate is worn-out or defaced, or alleged to have been lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of wearing- out or defacement, on delivery of the certificate to the Company.

20. (a) All certificates for shares (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms of issue of any shares otherwise provide, be issued under the Seal or a facsimile of it. Each certificate shall be signed by such person or persons (whether or not Officers) as the Board may from time to time decide, but the Board may determine that certificates for shares or for particular shares need not be signed by any person.

         (b) The Board may also determine, either generally or in any particular case, that any signatures on certificates for shares need not be autographic but may be affixed to such certificates by some mechanical means or may be facsimiles printed on such certificates. If any Officer who has signed, or whose facsimile signature has been used on, any such certificate ceases for any reason to hold his office, such certificate may nevertheless be issued as though that Officer had not ceased to hold such office.

21. Nothing in these Bye-Laws shall preclude (i) title to a share being evidenced or transferred otherwise than in writing to the extent permitted by the Companies Acts and as may be determined by the Board from time to time or
(ii) the Board from recognising the renunciation of the allotment of any share by the allottee in favour of some other person on such terms and subject to such conditions as the Board may from time to time decide.

                                      LIEN

22. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys, whether presently due or not, called or payable in respect of such share. The Company's lien on a share shall extend to all dividends payable on it. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Bye-Law. Unless otherwise agreed, the registration of a transfer of a share shall operate as a waiver of the Company's lien on that share.

23. (a) The Company may sell, in such manner as the Board may think fit, any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently due nor until the expiration of 14 clear days after a notice in writing, stating and demanding payment of the sum presently due and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share or the person entitled by transmission to it.

         (b) The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is due, and any residue shall (subject to a like lien for debts or liabilities not presently due as existed upon the share prior to the sale) be paid to the holder of, or the person entitled by transmission to, the share immediately before such sale. For giving effect to any such sale the Board may authorise some person to transfer the share to the purchaser. The purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale.

                                 CALLS ON SHARES

24. (a) The Board may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their shares (whether on account of the par value of the shares or by way of premium) and not by the terms of issue of the shares made payable at a date fixed by or in accordance with their terms of issue and each Shareholder shall (subject to the Company serving on him at least 14 clear days' notice in writing specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.

         (b) A call may be made payable by instalments and shall be deemed to be made at the time when the resolution of the Board authorising the call is passed.

         (c) A person on whom a call is made shall remain liable for it notwithstanding the subsequent transfer of the share in respect of which the call is made.

25. The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

26. If a sum called in respect of a share is not paid before or on the day appointed for its payment, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment to the time of actual payment at such rate not exceeding 15 per cent. per annum as the Board may determine, but the Board may waive payment of such interest, wholly or in part.

27. Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal value of the share or by way of premium, shall for all purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which by the terms of issue the same becomes payable, and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

28. The Board may, on the issue of any shares, differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

29. The Board may, if it thinks fit, receive all or any part of the moneys payable on a share beyond the sum actually called up on it if the holder is willing to make payment in advance and, on any moneys so paid in advance, may (until they would otherwise be due) pay interest at such rate as may be agreed between the Board and the Shareholder paying the sum in advance.

                              FORFEITURE OF SHARES

30. If a Shareholder fails to pay any call or instalment of a call on the day appointed for its payment, the Board may at any time while any part of such call or instalment remains unpaid serve on him a notice in writing requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued. The notice shall state a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or instalment is payable will be liable to be forfeited.

31. The Board may accept the surrender of any share liable to be forfeited, and, in any such case, references in these Bye-Laws to forfeiture include surrender.

32. If the requirements of any notice given under Bye-Law 30 are not complied with, any share in respect of which the notice was given may, at any time before payment of all calls or instalments and interest due in respect of it is made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared and other moneys payable in respect of the forfeited shares and not actually paid before the forfeiture.

33. When any share has been forfeited, notice of the forfeiture shall be served on the person who was before forfeiture the holder of the share or the person entitled by transmission to it, but no forfeiture shall be invalidated by any omission to give such notice.

34. A forfeited share shall become the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder of, or entitled to, the share or to any other person, on such terms and in such manner as the Board thinks fit. At any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

35. A person whose shares have been forfeited shall cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the shares, together with interest at such rate not exceeding 15 per cent. per annum as the Board may determine from the date of forfeiture until payment and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

36. An affidavit in writing to the effect that the deponent is a Director or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on its sale, re-allotment or disposition, and the Board may authorise some person to transfer the share to the person to whom it is sold, re-allotted or disposed of. That person shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any), nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re- allotment or disposal of the share.

                            REGISTER OF SHAREHOLDERS

37. (a) The Register shall be kept in the manner prescribed by the Companies Acts at the Registered Office or at such other location in Bermuda as may be authorised by the Board from time to time. The Company may also keep one or more branch registers at such place or places outside Bermuda to the extent and in the manner permitted by the Companies Acts and the Board may transfer any share on the Register to a branch register, or any share on a branch register to the Register or another branch register.

         (b) The Register may be closed at such times and for such periods as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

         (c) Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share, and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any provisions of Bye-Law 10.

                       REGISTER OF DIRECTORS AND OFFICERS

38. The Secretary shall maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

                               TRANSFER OF SHARES

39. Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form or in any other form which the Board may from time to time approve. The instrument of transfer may be endorsed on the certificate.

40. (a) The instrument of transfer of a share shall be signed by or on behalf of the transferor and, if the share is not fully paid, by or on behalf of the transferee and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it. All instruments of transfer may be retained by the Company.

         (b) The Board may, in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any share which is not a fully-paid share but, in the case of a class of shares which is listed on any stock exchange, not so as to prevent dealings in those shares from taking place on an open and proper basis. The Board may also decline to register any transfer if:

               (i) the instrument of transfer is not duly stamped, if required, and lodged at the Registered Office or any other place as the Board may from time to time specify for the purpose, accompanied by the certificate (if any) for the shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer; or

               (ii) the instrument of transfer is in respect of more than one class of share; or

               (iii) the instrument of transfer is in favour of more than four persons jointly.

         (c) Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and Bye-Laws 39 and 41.

41. If the Board declines to register a transfer it shall, within two months after the date on which the instrument of transfer was lodged, send to the transferee notice in writing of such refusal.

42. No fee shall be charged by the Company for registering any transfer or for making any entry in the Register concerning any other document relating to or affecting the title to any share.

                             TRANSMISSION OF SHARES

43. In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, or the estate representative, where he was sole holder, shall be the only person or persons recognised by the Company as having any title to his shares; but nothing in these Bye- Laws shall release the estate of a deceased holder from any liability in respect of any share held by him either solely or jointly with other persons. In this Bye-Law, estate representative means the person to whom probate or letters of administration or confirmation as executor has or have been granted under the laws of Bermuda, any country in the Commonwealth or any part of the United States of America or, failing such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

44. (a) In the case of a person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law, the Board may require the production to the Company of such evidence of his entitlement as is prescribed by the Companies Acts or, to the extent that no such evidence is prescribed, as may from time to time be required by the Board. Upon production of such evidence the name and address of the person so entitled shall be noted in the Register.

         (b) Subject to paragraph (b) of Bye-Law 45, any person entitled by transmission to a share shall be entitled to receive (and may give a discharge for) any dividends or other moneys payable in respect of the share, to attend and vote in respect of the share at general meetings of the Company and of the relevant class of Shareholders and generally to exercise in respect of the share all of the rights or privileges of a Shareholder as if he were registered as the holder of the share.

45. (a) Any person entitled by transmission to a share may elect either to be registered himself as the holder of the share or to have some person nominated by him registered as the transferee of the share. If he elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of shares shall apply to any such notice or instrument of transfer as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

         (b) The Board may at any time give notice in writing requiring a person entitled by transmission to a share to elect either to be registered himself or to transfer the share and if the notice is not complied with within 60 days the Board may withhold payment of all dividends and other moneys payable in respect of the share until the requirements of the notice have been complied with.

46. Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 43, 44 and 45.

                                GENERAL MEETINGS

47. (a) The Board shall convene and the Company shall hold Annual General Meetings in accordance with the requirements of the Companies Acts.

         (b) The Board may, whenever it thinks fit, and shall, on the requisition in writing of Shareholders holding such number of shares as is prescribed by, and made in accordance with, the Companies Acts, convene a general meeting. All general meetings other than Annual General Meetings shall be called Special General Meetings. Within 21 days from the date of delivery of any such requisition by Shareholders, the Board shall proceed duly to convene a Special General Meeting for a date which is not more than six months after the date of delivery of the requisition.

         (c) Each general meeting shall be held at such time and place as the Board decides.

                           NOTICE OF GENERAL MEETINGS

48. Any general meeting of the Company (other than an adjourned meeting) shall be called by at least 20 clear days' notice. The notice of a general meeting shall specify the place, day and time of the meeting (including any satellite meeting place arranged for the purposes of paragraph (b) of Bye-Law 52) and, in the case of a Special General Meeting, the general nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these Bye-Laws to all Shareholders (other than those who, under the provisions of these Bye-Laws or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director.

49. The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

                         PROCEEDINGS AT GENERAL MEETINGS

50. The Chairman or, in his absence, the President shall preside as chairman at every general meeting of the Company or of any class of Shareholders. If there is no such Chairman or President, or if at any meeting neither the Chairman nor the President is present within 15 minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall appoint one of those Directors who is willing to act as chairman or, if only one Director is present, he shall preside as chairman, if willing to act. If none of the Directors present is willing to act as chairman, the Director or Directors present may appoint any other Officer who is present and willing to act as chairman. In default of any such appointment, the persons present and entitled to vote shall elect any Officer who is present and willing to act as chairman or, if no Officer is present or if none of the Officers present is willing to act as chairman, one of their number to be chairman.

51. (a) No business shall be transacted at any general meeting or adjourned meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment or election of a chairman, which shall not be treated as part of the business of the meeting. Except as otherwise provided by the Companies Acts or these Bye- Laws, two or more Shareholders present in person or by proxy together holding or representing more than 50 per cent. in nominal amount of the issued shares carrying the right to attend and vote at the meeting shall be a quorum.

         (b) If within 30 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for a meeting (other than an adjourned meeting) a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine. If within 30 minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for any adjourned meeting a quorum is not present, the meeting may be further adjourned to such other day and such other time and place as the chairman of the meeting may determine, but otherwise the meeting shall be dissolved. A meeting may not be adjourned under this Bye-Law to a day which is more than 90 days after the day originally appointed for the meeting.

         (c) If it appears to the chairman of a general meeting that the place of the meeting specified in the notice convening the meeting is inadequate to accommodate all persons entitled and wishing to attend, the meeting is duly constituted and its proceedings are valid if the chairman is satisfied that adequate facilities are available, whether at the place of the meeting or elsewhere, to ensure that each such person who is unable to be accommodated at the place of the meeting is able to communicate simultaneously and instantaneously with the persons present at the place of the meeting, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities.

52. (a) A meeting of the Shareholders or of any class of Shareholders may be held by means of such telephone, electronic or other communications equipment or facilities as the Board may from time to time approve and which permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

         (b) The Board may resolve to enable persons entitled to attend a general meeting of the Company or of any class of Shareholders to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The Shareholders present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Shareholders attending at all the meeting places are able to:

               (i) communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and

               (ii) have access to all documents which are required by the Companies Acts and these Bye-Laws to be made available at the meeting.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

53. Each Director shall be entitled to attend and speak at any general meeting of the Company or of any class of Shareholders.

54. The Board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company or of any class of Shareholders including, without limitation, arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted, and any person who fails to comply with any such arrangements may be refused entry to the meeting.

55. (a) Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Shareholders if:

               (i) it is proposed by or at the direction of the Board; or

               (ii) it is proposed at the direction of the Court; or

               (iii) it is proposed on the requisition in writing of such number of Shareholders as is prescribed by, and is made in accordance with, the relevant provisions of the Companies Acts; or

               (iv) the chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

         (b) No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

         (c) If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

56. The chairman of the meeting may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time (or sine die) and from place to place. In addition to any other power of adjournment conferred by law, the chairman of the meeting may at any time without the consent of the meeting adjourn the meeting (whether or not it has commenced or a quorum is present) to another time and/or place (or sine die) if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed (prior to or at the meeting) by the Board. When a meeting is adjourned sine die the time and place for the adjourned meeting shall be fixed by the Board.

57. When a meeting is adjourned for three months or more or sine die, not less than 10 clear days' notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting. Except as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting. No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting from which the adjournment took place.

                                     VOTING

58. Except where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting of the Company or of any class of Shareholders shall be decided by a simple majority of the votes cast by Shareholders entitled to vote at such meeting.

59. Subject to any rights or restrictions for the time being attached to any class of shares, on a show of hands each Shareholder present in person or by proxy shall have one vote and, on a poll, each Shareholder present in person or by proxy shall have one vote for each share held by him.

60. (a) At any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before, or immediately after the declaration of the result of, the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:


               (i) the chairman of the meeting; or

               (ii) at least three  Shareholders  present in person or by proxy;
          or

               (iii) a Shareholder or Shareholders present in person or by proxy holding between them not less than one-tenth of the total voting rights of all the Shareholders having the right to vote at such meeting; or

               (iv) a Shareholder or Shareholders present in person or by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right;

and a demand for a poll by a person present as proxy for a Shareholder shall be as valid as if the Shareholder himself were present in person and made the demand.

         (b) A demand for a poll may, before the poll is taken, be withdrawn but only with the consent of the chairman of the meeting, and the demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

         (c) Unless a poll is demanded (and the demand is not withdrawn), a declaration by the chairman of the meeting that a resolution has been carried, or carried unanimously, or has been carried by a particular majority, or lost, or not carried by a particular majority, shall be conclusive, and an entry to that effect in the minutes of the meeting shall be conclusive evidence of that fact, without proof of the number or proportion of the votes recorded in favour of or against the resolution.

         (d) The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded.

61. (a) A poll demanded on the election of a chairman of a meeting or on a question of adjournment of the meeting shall be taken at the meeting without adjournment. A poll demanded on any other question shall be taken at such time (either at the meeting or within 60 days after the meeting) as the chairman of the meeting may direct.

         (b) A poll shall be taken at such place and in such manner as the chairman of the meeting may direct, and he may appoint scrutineers (who need not be Shareholders). It shall not be necessary (unless the chairman of the meeting otherwise directs) for notice to be given of a poll, whether taken at or after the meeting at which it is demanded.

62. On a poll votes may be cast either personally or by proxy. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

63. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

64. In the case of an equality of votes at a general meeting, the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

65. In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

66. (a) Subject to paragraph (b) below, a Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court in Bermuda or elsewhere having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote by proxy and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

         (b) Evidence to the satisfaction of the Board of the authority of any person claiming the right to vote under paragraph (a) above shall be produced at the Registered Office (or at such other place as may be specified for the deposit of instruments of proxy) not later than the last time by which an instrument appointing a proxy must be deposited in order to be valid for use at the meeting or adjourned meeting or on the holding of the poll at or on which that person proposes to vote and, in default, the right to vote shall not be exercisable

67. No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting of the Company or of any class of Shareholders in respect of any share held by him unless all calls or other sums presently payable by him in respect of that share have been paid.

68. No objection may be raised to the qualification of any voter or to the counting of, or failure to count, any vote except at the meeting at which the vote objected to is tendered. Any objection so raised shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that it may have affected the decision of the meeting. The decision of the chairman on any such matter shall be final and conclusive. Except as otherwise decided by the chairman, every vote counted and not disallowed at the meeting shall be valid and every vote disallowed or not counted shall be invalid.

                      PROXIES AND CORPORATE REPRESENTATIVES

69. (a) A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some only of his shares at any general meeting (including an adjourned meeting) or at any poll taken subsequently to the date of a meeting or adjourned meeting. A proxy need not be a Shareholder.

         (b) A Shareholder which is a corporation may appoint any person (or two or more persons in the alternative) as its representative at any general meeting (including an adjourned meeting) or at any poll taken subsequently to the date of a meeting or adjourned meeting and such a corporate representative may exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder.

         (c) An instrument appointing a proxy or a corporate representative in relation to a particular meeting shall, unless the contrary is stated in it, be valid for any adjournment of the meeting and an instrument appointing a proxy or a corporate representative in relation to a particular meeting or adjourned meeting shall, unless the contrary is stated in it, be valid for any poll demanded at, but taken subsequently to the date of, the meeting or adjourned meeting, as well as for a poll taken on the date of such meeting.

70. A Shareholder may appoint a standing proxy, with or without the power of substitution, or (if a corporation) a standing representative by depositing at the Registered Office (or at such other place as the Board may from time to time specify for such purpose) a proxy or (if a corporation) an authorisation, and such standing proxy or authorisation shall be valid for every general meeting, adjourned meeting and poll taken subsequently to any meeting until such time as it is revoked by notice in writing to the Company, but:

               (i) the operation of a standing proxy or authorisation shall be deemed to be suspended at any meeting or poll taken subsequently to any meeting at which the Shareholder is present or in respect of which the Shareholder has specifically appointed a proxy or representative; and

               (ii) the Board may from time to time require such evidence as it deems necessary as to the due execution and continuing validity of any standing proxy or authorisation and, if it so requires, the operation of the standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the required evidence or other evidence satisfactory to it.

71. (a) The instrument appointing a proxy shall be in writing in any common form or in such other form as the Board may approve and shall be under the hand of the appointor or of his attorney or agent authorised by him in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

         (b) Any instrument appointing a proxy or a corporate representative (other than a standing proxy or representative), together with such evidence as to its due execution as the

Board may from time to time require, shall be delivered at the Registered Office (or at such other place as may be specified in the notice convening the meeting or in any notice of an adjourned meeting or, in either case, in any other document sent to Shareholders by or on behalf of the Board in relation to the meeting or adjourned meeting) by such time as may be specified in the notice of meeting or adjourned meeting or in any such other document or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, and in default (but subject to Bye-Law 73) the instrument shall not be treated as valid.

         (c) Subject to Bye-Law 73, an instrument appointing a standing proxy or representative shall not be treated as valid until 24 hours after the time at which the instrument, together with such evidence as to its due execution as the Board may from time to time require, is delivered at the Registered Office (or at such other place as the Board may from time to time specify for the purpose).

         (d) A proxy appointed by substitution under an instrument of proxy containing a power of substitution shall be deemed to be the proxy of the Shareholder who conferred such power. All the provisions of these Bye-Laws relating to the execution and delivery of an instrument of proxy shall apply, mutatis mutandis, to the instrument effecting or evidencing the appointment by substitution of a person as proxy under such a power.

         (e) An instrument of proxy, whether a standing proxy or a proxy relating to a particular meeting or poll taken subsequent to a meeting, shall be deemed, unless the contrary is stated in it, to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution and on any other resolution put to a meeting for which it is valid in such manner as the proxy thinks fit.

72. A vote given in accordance with the terms of an instrument of proxy, whether a standing proxy or a proxy relating to a particular meeting or poll taken subsequent to a meeting, shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, unless notice in writing of such death, insanity or revocation was received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or in any other document sent to Shareholders by or on behalf of the Board in relation to the meeting) at least one hour before the commencement of the meeting or adjourned meeting or the taking of the poll at which the vote is given or by such later time as the Board may decide, either generally or in any particular case.

73. The Board may decide, either generally or in any particular case, to treat an instrument appointing a proxy or a corporate representative as properly delivered for the purposes of these Bye-Laws if a copy of the instrument is sent by telecopier or similar means to the Registered Office (or to such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case, in any other document sent by or on behalf of the Board in relation to the meeting or adjourned meeting). Subject to the Companies Acts, the Board may also at its discretion waive any of the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or a corporate representative or any ancillary matter (including, but without limitation, any requirement for the production or delivery of any instrument or other document by any particular time or in any particular way) and, in any case in which it considers it appropriate, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Shareholder at any general meeting.

                                  AMALGAMATIONS

74. Without prejudice to the requirements of Bye-Law 75, any amalgamation of the Company and another company shall require the approval of (i) the Board by a resolution passed with the approval of a majority of those Directors then in office and eligible to vote on that resolution and (ii) a Resolution approved by Shareholders of each class of shares holding not less than a majority in nominal amount of the issued shares of that class, in addition to any other sanction required by the Companies Acts in respect of any variation of the rights of any class of Shareholders.

               BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

75. (a) In addition to the definitions and other provisions as to interpretation set out elsewhere in these Bye-Laws, terms used in this Bye-Law have the meanings given to them respectively in paragraph (d) below.

         (b) During the period of three years following the time at which any person becomes an Interested Shareholder the Board shall not effect any Business Combination of the Company with that Interested Shareholder and shall exercise all voting and other rights or powers of control exercisable by the Company in relation to any of its subsidiaries so as to secure that no subsidiary shall effect any Business Combination with that Interested Shareholder, unless in any such case:

               (i) prior to the time at which that person became an Interested Shareholder, the Board approved either the Business Combination or the transaction which resulted in that person becoming an Interested Shareholder; or

               (ii) upon consummation of the transaction which resulted in that person becoming an Interested Shareholder, the Interested Shareholder owned at least 85 per cent. of the shares carrying the general right to vote at general meetings of the Company in issue at the time the transaction commenced, excluding for the purpose of determining the number of shares so in issue those shares owned (A) by any Director who holds any executive office or employment with the Company or any of its subsidiaries and (B) by any employees' share scheme in which the participants do not have the right to determine confidentially whether shares held subject to the scheme will be tendered in a tender or exchange offer; or

               (iii) at or subsequent to the time at which that person became an Interested Shareholder, the Business Combination is approved by the Board and at a general meeting of the Company by a Resolution approved by Shareholders holding not less than two-thirds of those shares carrying the general right to vote at general meetings of the Company which are not owned by the Interested Shareholder.

         (c) The restrictions contained in paragraph (b) above shall not apply if:

               (i) a person becomes an Interested Shareholder  inadvertently and
          (A) as soon as practicable divests himself of ownership of sufficient shares so that he ceases to be an Interested Shareholder and (B) he would not, at any time within the three-year period immediately prior to a Business Combination between the Company and such person, have been an Interested Shareholder but for the inadvertent acquisition of ownership; or

               (ii) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required under this paragraph (c) of a proposed transaction which (A) constitutes one of the transactions described in sub-paragraphs (aa) to (cc) below, (B) is with or by a person who either was not an Interested Shareholder during the previous three years or who became an Interested Shareholder with the approval of the Board and (C) is approved or not opposed by a majority of the Directors then in office (but not less than one) who were Directors prior to any person becoming an Interested Shareholder during the previous three years or were recommended for election, or were appointed to succeed such Directors, by a majority of such Directors.

                  The proposed transactions referred to in (ii) above are limited to:

                         (aa) an amalgamation,  scheme of arrangement, merger or
                    consolidation of the Company (except for one in respect of which pursuant to the Companies Acts and these Bye-Laws no vote of the shareholders of the Company is required); or

                         (bb)  a  sale,  lease,  exchange,   mortgage,   pledge,
                    transfer or other disposition (in one transaction or a series of transactions), whether as part of a winding up or otherwise, of assets of the Company or of any wholly-owned subsidiary of the Company (other than to any wholly-owned subsidiary or to the Company) having an aggregate market value equal to 50 per cent. or more of either the aggregate market value of all of the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued shares of the Company; or

                         (cc) a  proposed  tender or  exchange  offer for 50 per
                    cent. or more of the issued shares carrying the general right to vote at general meetings of the Company.

                  The Company shall give not less than 20 days' notice to all Interested Shareholders prior to the consummation of any of the transactions described in sub-paragraphs (aa) or (bb) above.

         (d) As used in this Bye-Law only:

                    (i) "Affiliate" means a person that directly,  or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person;

                    (ii) "Associate," when used to indicate a relationship with any person, means:

                         (A) any  company  or  other  person  of  which  he is a
                    director, officer or partner or is, directly or indirectly, the owner of 20 per cent. or more of any class of voting shares;

                         (B) any  person in which he has at least a 20 per cent.
                    beneficial interest or as to which he serves as trustee or in a similar fiduciary capacity; and

                         (C) any  relation or spouse of his, or any  relative of
                    his spouse, who has the same residence as him.

                    (iii) "Business Combination" means:

                         (A) any amalgamation,  scheme of arrangement, merger or
                    consolidation of the Company or any subsidiary of the Company (aa) with the Interested Shareholder of any of its affiliates, or (bb) with any other person if the amalgamation, scheme of arrangement, merger or consolidation is caused by the Interested Shareholder;

                         (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Shareholder, to or with the Interested Shareholder, whether as part of a winding up or otherwise, of assets of the Company or of any subsidiary of the Company which assets have an aggregate market value equal to 10 per cent. or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the issued shares of the Company;

                         (C) any  transaction  which  results  in the  issue  or
                    transfer by the Company or by any subsidiary of the Company of any shares, or any share of such subsidiary, to the Interested Shareholder, except: (aa) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares, or shares of any such subsidiary, which securities were in issue prior to the time that the Interested Shareholder became such, (bb) pursuant to an amalgamation, scheme of arrangement or merger with a wholly-owned subsidiary of the Company solely for purposes of forming a holding company, (cc) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares, or shares of any such subsidiary, which security is distributed pro rata to all holders of a class or series of shares subsequent to the time the Interested Shareholder became such, (dd) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares or (ee) any issue or transfer of shares by the Company; provided that in no case under items (cc)-(ee) of this sub-paragraph is there an increase in the Interested Shareholder's proportionate share of any class or series of shares;

                         (D) any transaction involving the Company or any subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of any class or series of shares, or securities convertible into any class or series of shares, or shares of any such subsidiary, or securities convertible into such shares, which is owned by the Interested Shareholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares not caused, directly or indirectly, by the Interested Shareholder; or

                         (E) any receipt by the  Interested  Shareholder  of the
                    benefit, directly or indirectly (except proportionately as a Shareholder), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A) to (D) of this paragraph) provided by or through the Company or any subsidiary;

                    (iv) "control", including the terms "controlling", "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise, and a person who is the owner of 20 per cent. or more of the issued voting shares of any company shall be presumed to have control of such company, in the absence of proof by a preponderance of the evidence to the contrary, except that, notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this Bye-Law, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such company;

                    (v) "Interested Shareholder" means any person (other than the Company and any subsidiary of the Company) who (A) is the owner of 15 per cent. or more of the issued shares carrying the general right to vote at general meetings of the Company, or

               (B) is an affiliate or associate of the Company and was the owner of 15 per cent. or more of the such shares at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an Interested
               Shareholder; and the affiliates and associates of such person, provided that the term "Interested Shareholder" shall not include any person whose ownership of shares in excess of such 15 per cent. level is the result of action taken solely by the Company; but such person shall be an Interested Shareholder if thereafter such person acquires additional shares carrying the general right to vote at general meetings of the Company, except as a result of further Company action not caused, directly or indirectly, by such person; for the purpose of determining whether a person is an Interested Shareholder, the shares carrying the general right to vote at general meetings of the Company deemed to be in issue shall include such shares deemed to be owned by the person through the application of paragraph (vii) below, but shall not include any other unissued shares which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;

                    (vi) "voting shares" means, with respect to any company, shares of any class or series carrying the right to vote generally in the election of directors and, with respect to any person that is not a company, any equity interest entitled to vote generally in the election of the governing body of such person; and

                    (vii) "owner",  including the terms "own" and "owned",  when used with respect to any shares, means a person who individually or with or through any of his affiliates or associates:

                         (A)   beneficially   owns  such  shares,   directly  or
                    indirectly; or

                         (B) has (aa) the right to acquire such shares  (whether
                    such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;
                    provided, however, that a person shall not be deemed the owner of shares tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered shares are accepted for purchase or exchange; or (bb) the right to vote such shares pursuant to any agreement, arrangement, or understanding, provided that a person shall not be deemed the owner of any shares because of such person's right to vote such shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

                         (C) has any agreement, arrangement or understanding for
                    the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (bb) of subparagraph (B) of this paragraph), or disposing of such shares with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares.

                      APPOINTMENT AND REMOVAL OF DIRECTORS

76. (a) The number of Directors shall not exceed 21 and shall be not less than three.

         (b) Except as otherwise provided in these Bye-Laws, the Directors shall be individuals appointed as follows:

                    (i) the Company by Resolution at the Annual General  Meeting
               in each year or at any Special General Meeting called for the purpose may appoint any eligible person as a Director (but not so as to exceed the maximum number of Directors permitted by these Bye-Laws);

                    (ii) if so  authorised  by the Company by  Resolution at any general meeting, the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any persons as additional Directors, up to a number specified in the Resolution (but not so as to exceed the maximum number of Directors permitted by these Bye-Laws); and

                    (iii) so long as there remains in office a sufficient number of Directors to constitute a quorum of the Board in accordance with paragraph (a) of Bye-Law 98, the Board may, by a resolution passed with the approval of a majority of the Directors then in office, appoint any person as a Director to fill any vacancy occurring in the Board;

and a Director so appointed shall (unless he is removed from office or his office is vacated in accordance with these Bye-Laws) hold office until the next Annual General Meeting after his appointment, when he shall retire.

         (c) A Director retiring at an Annual General Meeting shall be eligible for reappointment and shall retain office until the close of the meeting at which he retires or (if earlier) until a resolution is passed at that meeting not to fill the vacancy, or to appoint another person in his place, or the resolution to re-appoint him is put to a vote at the meeting and lost.

         (d) If at any Annual General Meeting at which a Director retires the Company does not fill the office vacated by such Director, the retiring Director, if willing to act, shall be deemed to be re-appointed, unless at the meeting a Resolution is passed not to fill the vacancy, or to appoint another person in his place, or unless the Resolution to re-appoint him is put to a vote at the meeting and lost.

77. (a) No person shall be eligible for appointment as a Director at any general meeting unless (i) he has been recommended for appointment by the Board in the notice of the meeting or in any other document sent to Shareholders by or on behalf of the Board in relation to the meeting or (ii) in the case of an Annual General Meeting, he is a Director whose term of office is expiring at that meeting or (iii) he has been nominated for election as a Director in accordance with paragraph (b) of this Bye-Law. A Director need not be a Shareholder.

         (b) Any Shareholder may nominate a person for election as a Director at an Annual General Meeting or at a Special General Meeting called for the purpose by giving to the Secretary at the Registered Office a written notice of nomination containing the information required by paragraph (c) of this Bye-Law. To be valid, such a notice of nomination must be received (i) in the case of a person nominated for election at an Annual General Meeting, not less than 60 days nor more than 180 days prior the scheduled date of that meeting or, if at the time the notice of nomination is given the date of that meeting is not known, the anniversary of the previous year's Annual General Meeting, or (ii) in the case of a person nominated for election at a Special General Meeting, within 10 days after the date on which the Company first publicly announces that such Special General Meeting is to be called for the purpose of electing Directors.


         (c)      A notice of nomination shall:

               (i) specify the meeting at which the person nominated is proposed for election as a Director;

               (ii) contain all such information relating to the nominee as is required in solicitations of proxies for the election of Directors or as may be otherwise required pursuant to Section 14 of, and Schedule 14A under, the United States Securities Exchange Act of 1934;

               (iii) state the names and addresses, as they appear in the Register, of the Shareholder(s) giving the notice and the class and number of shares which are held by such Shareholder(s) at the date of the notice and be signed by such Shareholder(s); and

               (iv) be accompanied by the written consent of the nominee to his being named in a proxy statement as a nominee and to serving as a Director, if elected.

78. (a) Except as otherwise provided in Bye-Law 80, a Director may be removed from office by Resolution passed at a Special General Meeting called for the purpose and any vacancy created by such removal may be filled at the meeting by the election of another eligible person as a Director in his place or, in the absence of any such election, by the Board.

         (b) Notice of any Special General Meeting called for the purpose of removing a Director shall be served upon the Director concerned not less than 14 clear days before the meeting.

         (c) A Director may also be removed from office by service on him of a notice in writing to that effect signed by not less than 80 per cent. in number of the Directors then in office. Such a notice may be contained in one document or in several documents in like form each signed by one or more of the Directors, but no such notice may be signed by an Alternate Director on behalf of his appointor.

         (d) Any removal from office of a Director shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such removal.

79. (a) The Board, by a resolution passed with the approval of a majority of the Directors then in office, may at any time determine that the Directors need not all retire at each Annual General Meeting but shall be subject to retirement by rotation in accordance with the provisions of this Bye-Law, and that for that purpose the Directors be divided into three classes, each as nearly equal in number as possible, each Director being designated as a member of one of the three classes. In that event (and notwithstanding that the appointment of any Director was expressed to be for a shorter term of office) the first class of Directors shall retire at the first Annual General Meeting, the second class shall retire at the second Annual General Meeting and the third class shall retire at the third Annual General Meeting, in each case following the date of such classification. The class of Directors to retire by rotation at each subsequent Annual General Meeting shall be that class of Directors who, at the date of the meeting, have been longest in office since their last appointment or re-appointment.

         (b) At each Annual General Meeting during such time as the Directors are subject to retirement by rotation the Company may elect such number of eligible persons as Directors as does not exceed the number of Directors who retire at that meeting.

         (c) The Board, by a resolution passed with the approval of a majority of the Directors then in office, may at any time revoke any resolution that the Directors be subject to retirement by rotation and declassify the Directors accordingly and, if it does so, all the Directors shall retire at the next Annual General Meeting, but without prejudice to the Board's power to make any further determination pursuant to this Bye-Law.

80. During such time as the Directors are subject to retirement by rotation pursuant to Bye- Law 79:

                    (i) no  person  may be  appointed  as a  Director  except in accordance  with  paragraph  (b) of Bye-Law 79 or  sub-paragraphs
               (iii) or (iv) below;

                    (ii) a Director  may be removed  from  office  only (A) by a
               Resolution passed at a Special General Meeting called for the purpose by or with the sanction of a majority of not less than 80 per cent. of all the votes capable of being cast by holders of shares (whether or not of the same class) carrying the general right to vote at general meetings of the Company or (B) in accordance with paragraph (c) of Bye-Law 78;

                    (iii) any  vacancy in the Board  occurring  by reason of the removal of a Director under sub-paragraph (ii) above may be filled at the meeting by the election of another eligible person as a Director in his place or, in the absence of any such election, by the Board by a resolution passed with the approval of a majority of the Directors then in office;

                    (iv) any vacancy in the Board  occurring in any other manner may be filled by the Board by a resolution passed with the approval of a majority of the Directors then in office or, if there are insufficient Directors to constitute a quorum of the Board in accordance with paragraph (a) of Bye-Law 98, by the election by Resolution passed at a Special General Meeting called for the purpose of an eligible person as a Director; and

                    (v) any Director appointed to fill a vacancy shall retire by rotation at the same meeting as the Directors of the class in which the vacancy occurred.

Paragraphs (b) and (d) of Bye-Law 78 apply to the removal of any Director under this Bye-Law.

                  RESIGNATION AND DISQUALIFICATION OF DIRECTORS

81. In addition to those circumstances in which a Director may be removed from office pursuant to these Bye-Laws, the office of a Director shall be vacated:

                    (i) if he resigns his office, on the date on which notice in writing of his resignation is delivered to the Registered Office or tendered at a meeting of the Board or on such later date as may be specified in such notice; or

                    (ii) if he  becomes  of  unsound  mind or a patient  for any purpose of any statute or applicable law relating to mental health, on the date on which the Board resolves that his office is vacated; or

                    (iii) on his becoming bankrupt; or

                    (iv) on his being  prohibited  by law from being a Director;
               or

                    (v) on his ceasing to be a Director by virtue of any provision of the Companies Acts.

                               ALTERNATE DIRECTORS

82. (a) In addition to the power conferred on a Director by the Companies Acts to appoint another Director to represent him and vote on his behalf at any meeting of the Board, a Director may appoint any other person who is willing to act as his Alternate Director and may remove him from that office. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director. The appointment of an Alternate Director who is not a Director in his own right shall be subject to the approval of a majority of the Directors or a resolution of the Board. An Alternate Director need not be a Shareholder.

         (b) Any appointment or removal of an Alternate Director shall be made by notice in writing, signed by his appointor, and (subject to any approval required under paragraph (a) above) such appointment or removal shall be effective on delivery at the Registered Office or at a meeting of the Board or on such later date as may be specified in such notice. Any person appointed as an Alternate Director shall vacate his office as Alternate Director if the Director by whom he has been appointed vacates his office as a Director (otherwise than by retirement at a general meeting of the Company at which he is re-appointed) or removes him by notice to the Company or, in the case of an Alternate Director who is not a Director in his own right, if the Board so resolves.

83. An Alternate Director shall be entitled to receive notice of all meetings of the Board and of all meetings of any committee of the Board of which the Director appointing him is a member, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present and, except as expressly provided to the contrary in these Bye-Laws, generally to perform all the functions of any Director to whom he is alternate in his absence. Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). The signature or approval of an Alternate Director to or of any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provide to the contrary, be as effective as the signature or approval of the Director or Directors to whom he is alternate.

84. A person acting as an Alternate Director shall not by virtue of that position be deemed to be a director of the Company for the purposes of the Companies Acts but shall, when performing the functions of his appointor, be subject in all respects to the provisions of the Companies Acts and these Bye-Laws relating to Directors (except as regards powers to appoint an alternate and remuneration) and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate. An Alternate Director may be paid expenses to the same extent as if he were a Director.

                      DIRECTORS' REMUNERATION AND EXPENSES

85. (a) Each Director shall be entitled to receive such fees, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director, including (but without limitation) his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

         (b) Any Director who serves on any committee of the Board or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration or other amounts payable to a Director pursuant to any other Bye-Law.

         (c) The Board may from time to time determine that all or part of any fees or other remuneration payable to any Director or other Officer of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

                              DIRECTORS' INTERESTS

86. (a) A Director may hold any other office or place of profit with the Company (except that of auditor) in addition to his office of Director for such period and upon such terms as the Board may determine and may be paid such extra remuneration for so doing (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, in addition to any remuneration or other amounts payable to a Director pursuant to any other Bye-Law.

         (b) A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

         (c) Subject to the Companies Acts, a Director notwithstanding his office (i) may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested and
(ii) may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any company or other person promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company or other person held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company or person or voting or providing for the payment of remuneration to the directors or officers of such other company or person.

         (d) A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract with the Company or any of its subsidiaries shall declare the nature of his interest at the first opportunity at a meeting of the Board at which the question of entering into the contract is first taken into consideration, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested.

         (e) Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or other Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

         (f) So long as, where it is necessary, he declares the nature of his interest, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

                               POWERS OF THE BOARD

87. Subject to the provisions of the Companies Acts and these Bye-Laws, the Board shall manage the business and affairs of the Company and may exercise all the powers of the Company. No alteration of these Bye-Laws shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and, except as otherwise expressly provided in these Bye-Laws, a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

88. The Board may exercise all the powers of the Company to borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other person.

89. All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time determine.

90. The Board may exercise all the powers of the Company to grant or procure the grant or provision of benefits, including pensions, annuities or other allowances, to or for any person, including any Director or former Director, who has held any executive office or employment with, or whose services have directly or indirectly been of benefit to, the Company or any company which is or has been a subsidiary or affiliate of the Company or otherwise associated with any of them or a predecessor in business of the Company or of any such other company, and to or for any relation or dependant of any such person, and to contribute to any fund and pay premiums for the purchase or provision of any such benefit, or for the insurance of any such person.

91. The Board may from time to time appoint one or more of its body to hold any executive office with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may determine either in addition to or in lieu of his remuneration as a Director.

                        DELEGATION OF THE BOARD'S POWERS

92. The Board may by power of attorney or otherwise appoint any person, whether nominated directly or indirectly by the Board, to be the attorney or agent of the Company and may delegate to such person any of the Board's powers, authorities and discretions (with power to sub-delegate) for such period and subject to such conditions as it may think fit. The Board may revoke or vary any such appointment or delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation. Any such power of attorney or other document may contain such provisions for the protection and convenience of persons dealing with any such attorney or agent as the Board may think fit.

93. The Board may entrust to and confer upon any Officer any of its powers, authorities and discretions (with power to sub-delegate) on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary all or any of such powers, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation.

94. (a) The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, consisting of such person or persons (whether Directors or not) as it thinks fit, provided that the majority of the members of the committee are Directors. The Board may make any such delegation on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary such delegation, but no person dealing in good faith and without notice of such revocation or variation shall be affected by any revocation or variation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board. The power to delegate to a committee extends to all the powers, authorities and discretions of the Board generally (including, but without limitation, those conferred by Bye-Law 85) and shall not be limited by the fact that in certain provisions of these Bye-Laws, but not in others, express reference is made to a committee or to particular powers, authorities or discretions being exercised by the Board or by a committee of the Board.

         (b) The meetings and proceedings of any committee of the Board consisting of two or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as they are capable of applying and are not superseded by any regulations imposed by the Board except that (i) unless otherwise determined by the Board, the quorum necessary for the transaction of business at any committee meeting shall be two members and (ii) no meeting of any committee consisting of two or more members shall be quorate for the purposes of exercising any of its powers, authorities and discretions unless a majority of those present are Directors.

                            PROCEEDINGS OF THE BOARD

95. The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Except where a greater majority is required by these Bye-Laws, questions arising at any meeting shall be determined by a majority of the votes cast. In the case of an equality of votes the motion shall be deemed to be lost and the chairman of the meeting shall not be entitled to a second or casting vote.

96. A meeting of the Board may at any time be summoned by the Chairman or, if there is no Chairman, by the President, if he is a Director. The Secretary shall also summon a meeting of the Board on the requisition of one-third or more in number of the Directors for the time being in office or, if more than 90 days has elapsed since the last meeting of the Board, on the requisition of any one Director.

97. Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent to him by post, telecopier or other mode of representing or reproducing works in a legible and non-transitory form at his last known address or any other address given by him to the Company for this purpose. A Director may waive notice of any meeting either prospectively or retroactively or at the meeting in question.

98. (a) The quorum necessary for the transaction of business at any meeting of the Board shall be two Directors or a majority of the Directors then in office, whichever is the higher number, but in determining the majority of the Directors then in office for the purpose of ascertaining a quorum for the transaction of any particular business at a meeting there shall be disregarded any Director who is not permitted to vote on that business.

         (b) A Director shall not vote (or be counted in the quorum at a meeting) in respect of any resolution concerning his own appointment (including fixing or varying its terms), or the termination of his own appointment, as the holder of any office or place of profit with the Company or any other company in which the Company is interested but, where proposals are under consideration concerning the appointment (including fixing or varying its terms), or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any other company in which the Company is interested, those proposals may be divided and a separate resolution may be put in relation to each Director and in that case each of the Directors concerned (if not otherwise debarred from voting under this Bye-law) shall be entitled to vote (and be counted in the quorum) in respect of each resolution unless it concerns his own appointment or the termination of his own appointment.

         (c) A Director shall also not vote (or be counted in the quorum at a meeting) in relation to any resolution relating to any contract or arrangement or other proposal in which he has an interest which (together with any interest of any connected person) is to his knowledge a material interest and, if he purports to do so, his vote shall not be counted, but this prohibition shall not apply, and a Director may vote (and be counted in the quorum), in respect of any resolution concerning any one or more of the following matters:

                    (i) any contract in which he is  interested  by virtue of an interest in shares, debentures or other securities of the Company or otherwise in or through the Company;

                    (ii) the giving of any  guarantee,  security or indemnity in respect of:

                         (A) money lent or obligations incurred by him or by any
                    other person at the request of, or for the benefit of, the Company or any of its subsidiaries; or

                         (B) a debt or  obligation  of the Company or any of its
                    subsidiaries for which he himself has assumed responsibility in whole or in part (either alone or jointly with others) under a guarantee or indemnity or by the giving of security;

                    (iii) any issue or offer of shares, debentures or other securities of the Company or any of its subsidiaries in respect of which he is or may be entitled to participate in his capacity as a holder of any securities or as an underwriter or sub-underwriter;

                    (iv) any contract  concerning  any other company in which he and any connected persons do not to his knowledge hold an interest of any kind, directly or indirectly, in shares representing one per cent. or more of any class of the equity share capital of that company or of the voting rights available to members of that company;

                    (v) any  arrangement  for the  benefit of  employees  of the
               Company or any of its subsidiaries which does not accord to him any privilege or benefit not generally accorded to the employees to whom the arrangement relates; and

                    (vi) the purchase or maintenance of insurance for the benefit of Directors or for the benefit of persons including Directors.

         (d) In the case of an Alternate Director, an interest of his appointor shall be treated as an interest of the alternate in addition to any interest which the alternate otherwise has.

         (e) If any question arises at any meeting as to the materiality of an interest of a Director (other than the chairman of the meeting) or as to the entitlement of any Director (other than the chairman of the meeting) to vote and the question is not resolved by his voluntarily agreeing to abstain from voting, the question shall be referred to the chairman of the meeting and his ruling in relation to the Director concerned shall be final and conclusive except in a case where the nature or extent of the interest of the Director concerned, so far as known to him, has not been fairly disclosed. If any question shall arise in respect of the chairman of the meeting and is not resolved by his voluntarily agreeing to abstain from voting, the question shall be decided by a resolution of the Board (for which purpose the chairman shall be counted in the quorum but shall not vote on the matter) and the resolution shall be final and conclusive except in a case where the nature or extent of the interest of the chairman, so far as known to him, has not been fairly disclosed.

         (f)      For the purposes of this Bye-Law:

                    (i) references to a contract include references to any proposed contract and to any transaction or arrangement, whether or not constituting a contract;

                    (ii) a person  is a  "connected  person"  in  relation  to a
               Director if that person is (A) that Director's spouse or minor child, (B) a person acting in his capacity as a trustee of a trust (other than an employees' share scheme or a pension scheme) the beneficiaries of which include that Director, his spouse, his minor children or a company such as described in sub-part (D),
               (C) a person acting in his capacity as a partner of that Director or of that Director's spouse or minor child or (D) a company in which the Director, his spouse and minor children and any such trustee or partner together own or control, directly or indirectly, not less than 20 per cent. of the equity share capital or the voting rights available to members of that company; and

                    (iii) in  ascertaining a person's  interest in any shares in any other company there shall be disregarded (A) any shares held by that person as trustee, personal representative or in any similar capacity and in respect of which neither he nor, if he is a Director, any connected person has any beneficial interest, (B) any shares comprised in a trust in which that person's interest is not material, having regard to the interests of other beneficiaries, or is incapable of being ascertained, (C) any shares comprised in an employees' share scheme or a pension scheme in which a person is interested only as a participant or member and (D) any shares comprised in a mutual fund or other collective investment scheme open to members of the public and in the assets of which that person and, if he is a Director, any connected person does not have or do not together have an interest representing five per cent.or more of the interests attributable to all investors in that fund or scheme.

         (g) The Company may by Resolution suspend or relax the provisions of this Bye-Law to any extent or ratify any transaction not duly authorised by reason of a contravention of this Bye-Law.

99. So long as at least two Directors remain in office, the remaining Directors may act notwithstanding any vacancy in the Board, but, if less than two Directors remain in office, the sole remaining Director may act only for the purposes of calling a general meeting for such purposes as he thinks fit and of nominating a person or persons for appointment to the Board.

100. The Chairman or, in his absence, any Director holding the office of President shall preside as chairman at every meeting of the Board. If there is no such Chairman or President, or if at any meeting the Chairman or the President is not present within 15 minutes after the time appointed for holding the meeting or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

101. A resolution in writing signed or approved by all the Directors shall be as valid and effectual as a resolution passed at a meeting of the Board duly called and constituted. Such a resolution may be contained in one document or in several documents in like form each signed or approved by one or more of the Directors.

102. A meeting of the Board may be held by means of such telephone, electronic or other communications equipment or facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

103. All acts done in good faith by the Board or by any committee or by any person acting as a Director or member of a committee or any person authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

                                    OFFICERS

104. (a) The Company shall have a Chairman, who shall be elected by the Board from its members. A person appointed to the office of Chairman shall vacate that office if he vacates his office as a Director (otherwise than by retirement at a general meeting of the Company at which he is re-appointed).

         (b) The Company may have such other Officers (including a President, one or more Vice-Presidents, a Deputy Chairman and a Treasurer), in addition to the Directors and the Secretary, as the Board may from time to time determine. A person appointed to any such other office need not be a Director and the same person may hold more than one office.

         (c) Any person elected or appointed pursuant to this Bye-Law shall hold office for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by the affirmative vote of a majority of the Directors then in office. Any such revocation or variation shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office becomes vacant for any reason, the vacancy may be filled by the Board.

         (d) Except as provided in the Companies Acts or these Bye-Laws, the powers and duties of any Officer elected or appointed pursuant to this Bye-Law shall be such as are determined from time to time by the Board.


                                     MINUTES

105. (a) The Directors shall cause minutes to be made and books kept for the purpose of recording:

               (i) all appointments of Officers made by the Board;

               (ii) the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

               (iii) all proceedings at meetings of the Board and of any committee of the Board and at general meetings of the Company and of any class of Shareholders of the Company .

         (b) The minutes of general meetings of the Company and of any class of Shareholders of the Company shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon (or between such other times as the Board from time to time determines) on every working day.

                                    SECRETARY

106. The Secretary shall be appointed by the Board at such remuneration (if any) and on such terms as it may think fit and any Secretary so appointed may be removed by the Board. The duties of the Secretary shall be those prescribed by the Companies Acts, together with such other duties as shall from time to time be prescribed by the Board.

107. A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

                                    THE SEAL

108. (a) The Seal shall consist of a circular metal device with the name of the Company around its outer margin and the country and year of incorporation across its centre. The Company may also have for use in any territory outside Bermuda one or more additional Seals, each of which shall be a duplicate of the Seal except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities".

         (b) The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee of the Board. Subject to the Companies Acts and except as provided in Bye-Law 20, any instrument to which a Seal is affixed shall be signed by an Officer or by any person who has been authorised by the Board either generally or specifically to attest to the use of a Seal.

                          DIVIDENDS AND OTHER PAYMENTS

109. Subject to the Companies Acts, the Board may from time to time declare cash dividends to be paid to the Shareholders, according to their respective rights and interests, and may fix the time for the payment of such dividends.

110. Except insofar as the rights attaching to, or the terms of issue of, any shares otherwise provide:

               (i) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of a call may be treated for the purpose of this Bye-Law as paid up on the share;

               (ii) dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; and

               (iii) dividends shall be declared and paid in US dollars, but the Board may from time to time determine that dividends which may be declared or become due on shares held by all or some of those Shareholders whose registered addresses are in a particular territory shall be declared or paid in a currency other than US dollars and, if it does so, the Board may fix or otherwise determine the basis of conversion into that other currency, and payment of that converted amount in that currency shall be in full satisfaction of the entitlement to such dividend.

111. The Board may deduct from any dividend or other moneys payable to a Shareholder (either alone or jointly with another) by the Company on or in respect of any shares all sums of money (if any) due from him (either alone or jointly with another) to the Company on account of calls or otherwise in respect of shares of the Company.

112. No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company, unless the terms of issue of that share otherwise expressly provide.

113. (a) Any dividend or other sum payable in cash to the holder of a share may be paid by cheque, warrant or other means approved by the Board and, in the case of a cheque or warrant, may be sent through the post addressed to the holder at his address in the Register (or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the share at his registered address as appearing in the Register) or addressed to such person at such address as the holder or joint holders may in writing direct.

         (b) Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of one or more of the holders and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

         (c) In addition, any dividend or other sum payable to the holder of a share may be paid by a bank or other funds transfer system or by such other means as may be approved by the Board and to or through such person as the holder or joint holders may direct in writing, and the Company shall have no responsibility for any sums lost or delayed in the course of any such transfer or when it has acted on any such direction.

         (d) Any one of two or more joint holders may give an effectual receipt for any dividend or other moneys payable or property distributable in respect of the shares held by such joint holders.

114. (a) If (i) a payment for a dividend or other sum payable in respect of a share sent by the Company to the person entitled to it in accordance with these Bye-Laws is left uncashed or is returned to the Company and, after reasonable enquiries, the Company is unable to establish any new address or, with respect to a payment to be made by a funds transfer system, a new account, for that person or (ii) such a payment is left uncashed or returned to the Company on two consecutive occasions, the Company shall not be obliged to send any dividends or other sums payable in respect of that share to that person until he notifies the Company of an address or, where the payment is to be made by a funds transfer system, details of the account, to be used for the purpose.

         (b) Any dividend or other distribution in respect of a share which is unclaimed for a period of 12 years from the date on which it became payable shall be forfeited and shall revert to the Company. The payment by the Company of any unclaimed dividend or other distribution payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it.

115. The Board may direct payment or satisfaction of any dividend or other distribution wholly or in part by the distribution of specific assets and, in particular, of paid up shares or debentures of any other company; and, where any difficulty arises in regard to such dividend or distribution, the Board may settle it as it thinks expedient, and in particular may authorise any person to sell and transfer any fractions, or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets, and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution, and may vest any such specific assets in trustees as may seem expedient to the Board.

                                    RESERVES

116. The Board may, before declaring any dividend or other distribution, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such manner as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

                           CAPITALISATION OF RESERVES

117. (a) The Board may, at any time and from time to time, resolve that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled to it if distributed by way of dividend and in the same proportions, on the footing that the same is not paid in cash but is applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted, distributed and credited as fully paid amongst such Shareholders, or partly in one way and partly in the other; provided that, for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid.

         (b) Where any difficulty arises in regard to any distribution under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may make such provision as it thinks fit in the case of securities becoming distributable in fractions (including provision for the whole or part of the benefit of fractional entitlements to accrue to the Company) and may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in lieu of any fractional entitlements, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect to it, and such appointment shall be effective and binding upon the Shareholders.

118. (a) Whenever the Board decides to make a capitalisation issue of shares under Bye-Law 117 it may, subject to the rights attached to any particular class of shares, also decide to offer any Shareholder the right to elect to forego his entitlement to receive additional shares under such capitalisation issue (or such part of his entitlement as the Board may determine) and to receive instead a payment in cash (a "cash option") in accordance with the following provisions of this Bye-Law.

         (b) The amount payable under and all other terms of the cash option shall be decided by the Board, which may fix a limit on the extent to which an election for the cash option shall be effective (whether by reference to a part of any Shareholder's total entitlement to additional shares or to the total number of additional shares in respect of which all such elections may be made on any occasion).

         (c) The Board shall give notice to the Shareholders of their rights of election in respect of the cash option and shall specify the procedure to be followed in order to make an election.

         (d) Payments to those Shareholders who elect to receive cash instead of their entitlement to further shares under such a capitalisation issue ("cash electors") may be made either (i) out of profits or reserves of the Company available for the payment of dividends or (ii) out of the net proceeds of sale of the shares to which the cash electors would have been entitled under such capitalisation issue but for their election to receive cash, or partly in one way and partly in the other, as the Board determines. To the extent that the Board determines that payment is to be made as in (ii) above, the Board shall be entitled to sell the additional shares to which the cash electors would have been entitled, to appoint some person to transfer those shares to the purchaser who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale shall be applied in or towards payment of the amounts due to cash electors in respect of their cash entitlement and, to the extent that they exceed that entitlement, may be retained by the Company for its benefit.

         (e) The Board may decide that Shareholders resident in territories where, in the opinion of the Board, compliance with local laws or regulations would be unduly onerous if those Shareholders were to receive additional shares, shall be deemed to have exercised rights of election to receive cash.

         (f) The Board may determine that any sums due in respect of a cash option to all or some of those Shareholders whose registered addresses are in a particular territory shall be paid in a currency other than US dollars and, if it does so, the Board may fix or otherwise determine the basis of conversion into the other currency and payment of that converted amount in that currency shall be in full satisfaction of the entitlement to such sum.

119. (a) The Board may, subject to the rights attached to any particular class of shares, offer any Shareholder the right to elect to receive further shares, credited as fully paid, instead of cash in respect of all (or some part) of any dividend (a "scrip dividend") in accordance with the following provisions of this Bye-Law.

         (b) The basis of allotment of the further shares shall be decided by the Board so that, as nearly as may be considered convenient, the value of the further shares, including any fractional entitlement, is equal to the amount of the cash dividend which would otherwise have been paid. For these purposes the value of the further shares shall be calculated in such manner as may be determined by the Board.

         (c) The Board shall give notice to the Shareholders of their rights of election in respect of the scrip dividend and shall specify the procedure to be followed in order to make an election.

         (d) The dividend or that part of it in respect of which an election for the scrip dividend is made shall not be paid and instead further shares shall be allotted in accordance with elections duly made and the Board shall capitalise a sum equal to the aggregate nominal amount of the shares to be allotted out of such sums available for the purpose as the Board may consider appropriate.

         (e) The Board may decide that the right to elect for any scrip dividend shall not be made available to Shareholders resident in any territory where, in the opinion of the Board, compliance with local laws or regulations would be unduly onerous.

         (f) The Board may do all acts and things considered necessary or expedient to give effect to the provisions of a scrip dividend election and the issue of any shares in accordance with the provisions of this Bye-Law, and may make such provisions as it thinks fit for the case of shares becoming distributable in fractions (including provisions under which, in whole or in part, the benefit of fractional entitlements accrues to the Company rather than to the Shareholders concerned).

         (g) The Board may from time to time establish or vary a procedure for election mandates, under which a holder of shares may, in respect of any future dividends for which a right of election pursuant to this Bye-Law is offered, elect to receive further shares in lieu of such dividend on the terms of such mandate.

                                  RECORD DATES

120. (a) Notwithstanding any other provision of these Bye-Laws, the Company by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings of the Company or of any class of Shareholders or other documents. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice or other document is dispatched.

         (b) In relation to any general meeting of the Company or of any class of Shareholders or to any adjourned meeting or any poll taken subsequently to the date of a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a "record date") which is not more than 60 days before the date fixed for the meeting (the "meeting date") and, notwithstanding any provisions in these Bye-Laws to the contrary, in any such case:

                    (i) each person  entered in the  Register at the record date as a Shareholder, or a Shareholder of the relevant class, (a "record date holder") shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in relation to that meeting in respect of the shares, or the shares of the relevant class, registered in his name at the record date;

                    (ii) as regards any shares, or shares of the relevant class, which are registered in the name of a record date holder at the record date but are not so registered at the meeting date ("relevant shares"), each holder of any relevant shares at the meeting date shall be deemed to have irrevocably appointed that record date holder as his proxy for the purpose of attending and voting in respect of those relevant shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the record date holder in his absolute discretion may determine; and

                    (iii) accordingly, except through his proxy pursuant to sub-paragraph (ii) above, a holder of relevant shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the relevant shares at that meeting.

The entry of the name of a person in the Register as a record date holder shall be sufficient evidence of his appointment as proxy in respect of any relevant shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board's powers and discretions relevant to such matters) shall apply to any instrument appointing any person other than the record date holder as proxy in respect of any relevant shares.

                               ACCOUNTING RECORDS

121. The Board shall cause accounting records of the Company to be kept in accordance with the requirements of the Companies Acts.

122. The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit and shall at all times be open to inspection by the Directors; provided that, if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as are required by the Companies Acts to be so kept. No Shareholder (other than an Officer) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

123. The Board shall procure that financial statements of the Company are prepared and audited in respect of each year or other period from time to time fixed by the Board and that those financial statements are made available to Shareholders and laid before the Company in general meeting in accordance with the requirements of the Companies Acts.

                                    AUDITORS

124. (a) Auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

         (b) The auditors shall be entitled to receive notice of, and to attend and speak at, any general meeting at which financial statements on which the auditors have reported are laid before the Company or at which a resolution is to be proposed to remove them from office.

                              UNTRACED SHAREHOLDERS

125. (a) The Company shall be entitled to sell at the best price reasonably obtainable at the time of sale the shares of a Shareholder or the shares to which a person is entitled by transmission if and provided that:

                    (i) during a period of 12 years no dividend in respect of those shares has been claimed and at least three cash dividends have become payable on the shares in question;

                    (ii) on or after  expiry  of that  period  of 12  years  the
               Company has inserted an advertisement in a newspaper circulating in the area of the address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these Bye-Laws and in a national newspaper published in the relevant country, giving notice of its intention to sell the said shares;

                    (iii) during the said period of 12 years and the period of three months following the publication of such advertisement the Company has not received any communication from such Shareholder or person entitled by transmission; and

                    (iv) if so required by the rules of any securities  exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company's intention to make such sale.

         (b) The Company's power of sale shall extend to any share which, on or before the date or first date on which any such advertisement appears, is issued in right of a share to which paragraph (a) applies.

         (c) To give effect to any such sale the Board may authorise some person to transfer the said shares to the purchaser who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or person entitled by transmission for an amount equal to such proceeds and shall enter the name of such former Shareholder or person entitled by transmission in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board may from time to time think fit.

                     SERVICE OF NOTICES AND OTHER DOCUMENTS

126. (a) Any notice or other document (including a share certificate) may be served on or delivered to any Shareholder by the Company either personally or by sending it through the post (by air mail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register or by delivering it to or leaving it at such registered address. Any notice may also be served on any Shareholder by the Company by sending it to him by telecopier or similar means to a telecopier or other address given by him to the Company for this purpose.

         (b) Any notice or other document which is sent by post shall be deemed to have been served or delivered on the second day after it was put in the post and, in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post. Any notice or other document not sent by post but left at a registered address shall be deemed to have been served or delivered on the day it was so left. Any notice sent by telecopier or similar means during normal business hours on any business day shall be deemed to have been served on the day on which it is sent and any notice so sent at any other time shall be deemed to have been served on the next day which is such a business day (normal business hours and business days being ascertained for this purpose by reference to such hours and days in the place or territory to which the notice is so sent).

127. If at any time by reason of the suspension or curtailment of postal services within Bermuda or any other territory the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised in at least one national newspaper published in the territory concerned and such notice shall be deemed to have been duly served on each person entitled to receive it in that territory on the day, or on the first day, on which the advertisement appears. In any such case the Company shall send confirmatory copies of the notice by post if at least five clear days before the meeting the posting of notices to addresses throughout that territory again becomes practicable.

128. In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

129. In the case of a person entitled by transmission to a share, any notice or other document shall be served on or delivered to him as if he were the holder of that share and his address noted in the Register were his registered address. In any other case, any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that the Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder.

130. A Shareholder shall not be entitled to receive any communication from the Company if two consecutive communications addressed to him, and properly served under these Bye-laws, have been returned to the Company undelivered but he shall again become entitled to receive communications following written notice from him to the Company of a new or corrected registered address. For the purposes of this Bye-law, references to a communication include (without limitation) notices of general meetings and any cheque or other instrument of payment or attempted payment by a funds transfer system; but nothing in this Bye-Law shall entitle the Company to cease sending any cheques, warrants or orders or otherwise to cease making any payments for dividends or other monies payable in respect of shares, unless it is so entitled under paragraph (a) of Bye-Law 114.

                            DESTRUCTION OF DOCUMENTS

131. (a) The Board may authorise or arrange the destruction of documents held by the Company as follows:

                    (i) at any time after the  expiration  of six years from the date of registration, all instruments of transfer of shares and all other documents transferring or purporting to transfer shares or representing or purporting to represent the right to be registered as the holder of shares on the faith of which entries have been made in the Register;

                    (ii) at any time after the  expiration  of one year from the date of cancellation, all registered share certificates which have been cancelled;

                    (iii) at any time after the expiration of two years from the date of recording them, all dividend mandates and notifications of change of address; and

                    (iv) at any time after the  expiration  of one year from the date of actual payment, all paid dividend warrants and cheques.

         (b) It shall conclusively be presumed in favour of the Company that:

                    (i) every entry in the register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made;

                    (ii) every  instrument  of transfer so destroyed was a valid and effective instrument duly and properly registered;

                    (iii) every share certificate so destroyed was a valid certificate duly and properly cancelled;

                    (iv) every other  document  mentioned in paragraph (a) above so destroyed was a valid and effective document in accordance with the particulars of it recorded in the books and records of the Company; and

                    (v) every paid dividend  warrant and cheque so destroyed was duly paid.

         (c) The provisions of paragraph (b) above shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant.

         (d) Nothing in this Bye-Law shall be construed as imposing on the Company or the Board any liability in respect of the destruction of any document earlier than as stated in paragraph (a) above or in any other circumstances in which liability would not attach to the Company or the Board in the absence of this Bye-Law.

         (e) References in this Bye-Law to the destruction of any document include references to its disposal in any manner.

                                   WINDING UP

132. If the Company is wound up, the liquidator may, with the sanction of a Resolution and any other sanction required by the Companies Acts:

                    (i) divide among the Shareholders in specie the whole or any part of the assets of the Company (whether they consist of property of the same kind or not) and for such purposes set such value as he deems fair on any property to be so divided and determine how such division shall be carried out as between the Shareholders or different classes of Shareholders;

                    (ii) vest the whole or any part of such  assets in  trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction, thinks fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

                    EXEMPTION AND INDEMNIFICATION OF OFFICERS

133. (a) Subject always to paragraph (d) below, no Officer shall be liable for the acts, receipts, neglects or defaults of any other Officer nor, so long as he has acted honestly and in good faith with a view to the best interests of the Company, shall any Officer be liable in respect of any negligence, default or breach of duty on his own part in relation to the Company or any subsidiary of the Company, or for any loss, misfortune or damage which may happen, in or arising out of the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office.

         (b) Subject always to paragraph (d) below, every Officer shall be indemnified out of the funds of the Company against all liabilities, losses, damages or expenses (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) arising out of the actual or purported execution or discharge of his duties or the exercise or purported exercise of his powers or otherwise in relation to or in connection with his duties, powers or office (including but not limited to liabilities attaching to him and losses arising by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company or any subsidiary of the Company).

         (c) In this Bye-Law (i) the term "Officer" includes, in addition to the persons specified in the definition of that term in Bye-Law 1, an Alternate Director, a member of a committee constituted under Bye-Law 94 and any person acting as an Officer or committee member in the reasonable belief that he has been so appointed or elected, notwithstanding any defect in such appointment or election; and (ii) where the context so admits, references to an Officer include the estate and personal representatives of a deceased Officer or any such other person.

         (d) The provisions for exemption from liability and indemnity contained in this Bye- Law shall have effect to the fullest extent permitted by law, but shall not extend to any matter which would render any of them void pursuant to the Companies Acts.

134. (a) To the extent that any person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of an amount paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

         (b) The rights to indemnification and reimbursement of expenses provided by these Bye-Laws are in addition to any other rights to which a person may be entitled.

                             ALTERATION OF BYE-LAWS

135. These Bye-Laws may be revoked or amended only by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company:

                    (i) with respect to any  revocation  or amendment of Bye-Law
               75 which has not been approved by a majority of the Continuing Directors, by a Resolution passed by or with the sanction of a majority of not less than 80 per cent. of all the votes capable of being cast by holders of shares (whether or not of the same class) carrying the general right to vote at general meetings of the Company; and

                    (ii) with respect to any other revocation or amendment, by a
               Resolution approved by Shareholders holding not less than a majority in nominal amount of the issued shares of the Company carrying the general right to vote at general meetings.

For the purpose of paragraph (i) above "Continuing Director" means any person, while he continues to hold office as a Director, (A) who was a Director at the time at which the adoption of these Bye-Laws became effective, (B) who subsequently became a Director, if at the time he became a Director he was appointed or recommended for election by a majority of the Directors referred to in (A) who were then in office, or (C) who subsequently became a Director, if at the time he became a Director he was appointed or recommended for election by a majority of the Directors referred to in (A) and (B) who were then in office.